SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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________________________________________________

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 15, 2021

The Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation, will be held at NTIC’s corporate executive offices located at 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 11:00 a.m., Central Standard Time, on Friday, January 15, 2021, for the following purposes:

1.	To elect eight persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

2.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement.

3.	To ratify the selection of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) as our independent registered public accounting firm for the fiscal year ending August 31, 2021.

4.	To approve the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

All of us have been impacted by the COVID-19 pandemic in our personal, business and community lives. The same is true for NTIC. We continue to serve our customers but need to help reduce the spread of COVID-19. In light of the serious nature and health risks from the spreading of COVID-19 in public gatherings, we are taking the very unusual step of asking that you seriously consider not attending the Annual Meeting. In light of the governmental restrictions on the number of people that can attend gatherings, our Annual Meeting will be significantly different than in past years. Please note the following:

•	We plan to impose social distancing and other safety protocols in accordance with federal, state and local guidance.

•	We will not be serving refreshments in connection with the Annual Meeting.

•	We do not intend to have a presentation concerning the results from our fiscal 2020 and the outlook for fiscal 2021.

•	We expect that the official business meeting will last no more than 15 minutes, subject to questions.

As part of our precautions regarding COVID-19, we are planning for the possibility that the Annual Meeting may be held at a different venue or solely by means of virtual communication. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at ir.ntic.com/investor-relations and filed with the Securities and Exchange Commission as additional proxy materials.

Only those stockholders of record at the close of business on November 18, 2020 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at our corporate offices beginning January 5, 2021 during normal business hours for examination by any stockholder registered on NTIC’s stock ledger as of the record date, November 18, 2020, for any purpose germane to the Annual Meeting.

We are pleased again this year to use the “Notice and Access” method of providing proxy materials to our stockholders via the Internet. We believe that this process expedites your receipt of our proxy materials, lowers the costs of our Annual Meeting and reduces the environmental impact of our meeting.

By Order of the Board of Directors,

Matthew C. Wolsfeld
Corporate Secretary

November 30, 2020

Circle Pines, Minnesota

Important: Whether or not you expect to attend the meeting in person, please vote by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted. A prompt response is helpful and your cooperation is appreciated.

table of contents

Page

INTERNET AVAILABILITY OF PROXY MATERIALS	v
PROXY STATEMENT SUMMARY	1
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	8
Date, Time, Place and Purposes of Meeting	8
Who Can Vote	8
How You Can Vote	9
How Does the Board Recommend that You Vote	10
How You May Change Your Vote or Revoke Your Proxy	10
Quorum Requirement	10
Vote Required	10
Other Business	12
Procedures at the Annual Meeting	12
Householding of Annual Meeting Materials	12
Proxy Solicitation Costs	13
PROPOSAL ONE—ELECTION OF DIRECTORS	14
Number of Directors	14
Nominees for Director	14
Information about Current Directors and Board Nominees	14
Additional Information about Current Directors and Board Nominees	15
Board Recommendation	18
PROPOSAL TWO—ADVISORY VOTE ON EXECUTIVE COMPENSATION	19
Introduction	19
Board Recommendation	20
PROPOSAL THREE—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
Selection of Independent Registered Public Accounting Firm	21
Audit, Audit-Related, Tax and Other Fees	21
Audit Committee Pre-Approval Policies and Procedures	22
Board Recommendation	22
PROPOSAL FOUR—APPROVAL OF THE NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN	23
Background and Proposed Amendments	23
Summary of Sound Governance Features of the Amended 2019 Plan	24
Background for Shares Authorized for Issuance	24
New Plan Benefits	38
Board Recommendation	38
STOCK OWNERSHIP	39
Beneficial Ownership of Significant Stockholders and Management	39
Securities Authorized for Issuance Under Equity Compensation Plans	41
CORPORATE GOVERNANCE	42
Corporate Governance Guidelines	42
Board Leadership Structure	42
Director Independence	43
Board Meetings and Attendance	43
Board Committees	43
Audit Committee	44

iv

Compensation Committee	45
Nominating and Corporate Governance Committee	47
Director Nominations Process	48
Board Oversight of Risk	49
Code of Ethics	50
Policy Regarding Director Attendance at Annual Meetings of Stockholders	50
Complaint Procedures	50
Process Regarding Stockholder Communications with Board of Directors	51
DIRECTOR COMPENSATION	52
Summary of Cash and Other Compensation	52
Non-Employee Director Compensation Program	53
Consulting Agreement	55
EXECUTIVE COMPENSATION	56
Compensation Review	56
Summary of Cash and Other Compensation	65
Outstanding Equity Awards at Fiscal Year End	66
Stock Incentive Plans	67
Post-Termination Severance and Change in Control Arrangements	69
Compensation Committee Interlocks and Insider Participation	71
RELATED PERSON RELATIONSHIPS AND TRANSACTIONS	72
Introduction	72
Procedures Regarding Approval of Related Party Transactions	72
Description of Related Party Transactions	73
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS	74
Stockholder Proposals for 2022 Annual Meeting	74
Director Nominations for 2022 Annual Meeting	74
COPIES OF FISCAL 2020 ANNUAL REPORT	75

________________

INTERNET AVAILABILITY OF PROXY MATERIALS

________________

Instead of mailing a printed copy of our proxy materials, including our Annual Report to Stockholders, to each stockholder of record, we have provided access to these materials in a fast and efficient manner via the Internet. We believe that this process expedites your receipt of our proxy materials, lowers the costs of our Annual Meeting and reduces the environmental impact of our meeting. On or about November 30, 2020, we expect to begin mailing a Notice of Internet Availability of Proxy Materials to stockholders of record as of November 18, 2020 and post our proxy materials on the website referenced in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com). As more fully described in the Notice of Internet Availability of Proxy Materials, stockholders may choose to access our proxy materials at www.proxyvote.com or may request proxy materials in printed or electronic form. In addition, the Notice of Internet Availability of Proxy Materials and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. For those who previously requested printed proxy materials or electronic materials on an ongoing basis, you will receive those materials as you requested.

v

PROXY STATEMENT SUMMARY

________________

This executive summary provides an overview of the information included in this proxy statement. We recommend that you review the entire proxy statement and our 2020 Annual Report to Stockholders before voting.

2021 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	Proposal	Board’s Vote Recommendation	Page
Friday, January 15, 2021 11:00 a.m. (Central Time)	Proposal No. 1: Election of directors	FOR	14
LOCATION	Proposal No. 2: Advisory vote on executive compensation	FOR	19
4201 Woodland Road Circle Pines, MN 55014	Proposal No. 3: Ratification of appointment of independent registered public accounting firm	FOR	21
Due to the COVID-19 pandemic, the Annual Meeting may be held at a different venue or solely by means of virtual communication.	Proposal No. 4: Approval of Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan	FOR	23

RECORD DATE

November 18, 2020

Holders of record of our common stock at the close of business on November 18, 2020 are entitled to notice of, to attend, and to vote at the 2021 Annual Meeting of Stockholders or any continuation, postponement, or adjournment thereof.

On or about November 30, 2020, we expect to begin mailing a Notice of Internet Availability of Proxy Materials to stockholders of record as of November 18, 2020 and post our proxy materials on the website referenced in the Notice of Internet Availability of Proxy Materials (www.proxyvote.com).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 15, 2021

This proxy statement and our 2020 Annual Report to Stockholders are available on the Internet, free of charge, at www.proxyvote.com. On this website, you will be able to access this proxy statement, our 2020 Annual Report, and any amendments or supplements to these materials that are required to be furnished to stockholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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Fiscal 2020 BUSINESS HIGHLIGHTS

Below are highlights of our financial, operational and strategic achievements during fiscal 2020.

Financial

Net Sales	Although our consolidated net sales decreased 14.5% during fiscal 2020 compared to fiscal 2019 due to the impact of the COVID-19 pandemic, sales of ZERUST® products and services into the oil and gas industry increased by 2.0%, due in part to our sales and marketing efforts targeting this industry.
Research and Development	We increased research and development spending by 4.1% in fiscal 2020 in order to increase personnel and development efforts, which will allow us to continue growing and adapting our product offerings.
Quarterly Cash Dividends	Though payment of quarterly cash dividends has been temporarily suspended due to the current COVID-19 pandemic, we paid a quarterly cash dividend of $0.065 per share during the first and second quarters of fiscal 2020, an increase of 8.3% over the dividends paid during the first and second quarters of fiscal 2019.

Operational

19 Joint Ventures	Our 19 joint ventures provide us with access to global markets with an annual global market potential estimated at $500 million.
9 Operating Subsidiaries	We maintain nine wholly or majority-owned operating subsidiaries in North America, South America, Europe and Asia.
Over 60 Countries	Our network of joint ventures and subsidiaries allows us to operate in over 60 countries worldwide, allowing us reach customers globally.

Strategic

Industrial Manufacturing Industry	ZERUST® rust and corrosion inhibiting packaging solutions resolve corrosion problems while reducing operating costs, increasing productivity and enhancing customer satisfaction. During fiscal 2020, ZERUST® industrial sales were negatively impacted as a result of the COVID-19 pandemic.
Oil and Gas Industry	Our global network of trained corrosion management professionals and channel partners help us develop specialized corrosion mitigation solutions for the oil and gas industry, provide local support and conduct client training. During fiscal 2020, we continued to add new customers despite the negative impact of the COVID-19 pandemic on the oil and gas industry.
Bioplastics Industry	Our Natur-Tec® biobased and compostable plastics are manufactured using NTIC’s patented and/or proprietary technologies and are intended to replace conventional plastics and thereby reduce our customers’ carbon footprint and provide environmentally sound waste disposal options. During fiscal 2020, we adapted our Natur-Tec® product offerings in order to respond to needs created by the COVID-19 pandemic.

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CORPORATE GOVERNANCE HIGHLIGHTS

✓ Annual election of directors	✓ Recent Board refreshment efforts
✓ Majority of independent directors	✓ 100% Board meeting attendance by directors
✓ Independent Board Chairman	✓ No poison pill
✓ Three fully independent Board committees	✓ Annual say-on-pay vote
✓ Corporate governance guidelines	✓ Robust clawback policy
✓ Annual review of governance documents	✓ No guaranteed bonuses or significant perks

BOARD OF DIRECTORS COMPOSITION AND DIVERSITY

The Board of Directors understands the importance of adding diverse, experienced talent to the Board of Directors in order to establish an array of experience and strategic views. The Nominating and Corporate Governance Committee is committed to refreshment efforts to ensure that the composition of the Board of Directors and each of its committees encompasses a wide range of perspectives and knowledge.

All of our Board nominees collectively bring tremendous diversity to the Board. Each nominee is a strategic thinker and has varying, specialized experience in the areas relevant to NTIC and its businesses. Moreover, their collective experience covers a wide range of geographies and industries, and roles in academia, corporate governance and government. The eight director nominees range in age from 53 to 72; two of the eight director nominees are women; three are of Asian descent; one is a citizen of Singapore; one is a citizen of the Republic of Korea and one is a citizen of Germany.

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BOARD OF DIRECTORS NOMINEES

Below are the directors nominated for election by stockholders at the 2021 Annual Meeting of Stockholders for a one-year term. All director nominees listed below served during the fiscal year ended August 31, 2020. Additionally, all director nominees listed below attended 100% of all Board meetings and 100% of the sum of all meetings of the Board of Directors and its committees, as applicable.

Director	Age	Serving Since	Independent
Nancy E. Calderon	61	2019	Yes
Sarah E. Kemp	54	2019	Yes
Soo-Keong Koh	69	2008	Yes
Sunggyu Lee, Ph.D.	68	2004	Yes
G. Patrick Lynch	53	2004	No
Ramani Narayan, Ph.D.	71	2004	No
Richard J. Nigon	72	2010	Yes
Konstantin von Falkenhausen	53	2012	Yes

The Board of Directors recommends a vote “FOR” each of these nominees.

COMMITTEE COMPOSITION

The Board of Directors maintains a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Below are our current directors and their Board committee memberships.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Nancy E. Calderon	●
Sarah E. Kemp			●
Soo-Keong Koh			●
Sunggyu Lee, Ph.D.		●
G. Patrick Lynch
Ramani Narayan, Ph.D.
Richard J. Nigon	●	●	●
Konstantin von Falkenhausen	●	●

KEY QUALIFICATIONS

The following are some key qualifications, skills and experiences of our Board of Directors.

• Leadership/Management	• Financial Expertise	• International Experience
• Prior Board Experience	• Government Expertise	• Bioplastics Industry Expertise

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EXECUTIVE COMPENSATION PHILOSOPHY

Our guiding compensation philosophy is to maintain an executive compensation program that allows us to attract, retain, motivate and reward qualified and talented executives who will enable us to grow our business, achieve our annual, long-term and strategic goals and drive long-term stockholder value.

The following core principles provide a framework for our executive compensation program:

•	Align interests of our executives with stockholder interests;

•	Integrate compensation with our business plans and strategic goals;

•	Link amount of compensation to both company and individual performance; and

•	Provide fair and competitive compensation opportunities that attract and retain executives.

EXECUTIVE COMPENSATION BEST PRACTICES

Our compensation practices include many best practices that support our executive compensation objectives and principles and benefit our stockholders.

What we do:	What we don’t do:
• Emphasize pay for performance	• No guaranteed salary increases or bonuses
• Structure our executive compensation so a significant portion of pay is at risk	• No repricing of stock options unless approved by stockholders
• Structure our executive compensation so a significant portion is paid in equity	• No pledging of NTIC securities, unless certain criteria are met
• Maintain competitive pay packages	• No hedging of NTIC securities
• Maintain robust clawback policy	• No excessive perquisites
• Hold an annual say-on-pay vote	• No tax gross-ups

HOW WE PAY

Our executive compensation program consists of the following principal elements:

•	Base salary – a fixed amount, paid in cash and reviewed annually and, if appropriate, adjusted.

•	Annual incentive – a variable, short-term element that is typically payable in cash and is based on a corporate profitability goal and individual performance goals.

•	Long-term incentive – a variable, long-term element that is provided in stock options.

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2020 EXECUTIVE COMPENSATION ACTIONS

2020 compensation actions and incentive plan outcomes based on performance are summarized below:

Element	Key Fiscal 2020 Actions
Base Salary	Our executives received 1.5% increases over their 2019 base salaries.
Annual Incentive	Our executives received annual bonuses based primarily on Adjusted EBITOI (earnings before interest, taxes, and other income, as adjusted to take into account amounts paid under bonus plan and other adjustments), in amounts representing 11% of their base salaries. A portion of the annual incentive earned for fiscal 2020 was paid in the form of stock option grants made at the beginning of fiscal 2020.
Long-Term Incentive

Our executives received stock option grants on September 1, 2019, which vested in full on September 1, 2020. A portion of the fiscal 2020 stock option grant was intended as partial payout of the fiscal 2020 annual bonus program.

Going forward, our executive stock options will vest annually over a three-year period.

Health and Welfare Benefits	No significant changes were made.
Retirement Plans	No significant changes were made.
Perquisites	No significant changes were made.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is providing our stockholders with an advisory vote on our executive compensation, commonly known as a “say-on-pay” vote. We last submitted a say-on-pay proposal to our shareholders at our 2020 Annual Meeting of Stockholders held on January 17, 2020. At that meeting, over 99% of the votes cast by our stockholders were in favor of our say-on-pay vote.

The Board of Directors recommends a vote “FOR” the approval of our say-on-pay proposal.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Although stockholder ratification is not required, the appointment of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) as NTIC’s independent registered public accounting firm for fiscal 2021 is being submitted for ratification at the 2020 Annual Meeting of Stockholders as a matter of good corporate governance.

The Board of Directors recommends a vote “FOR” the ratification of Baker Tilly US, LLP as NTIC’s independent registered public accounting firm.

APPROVAL OF NTIC AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

The Board has approved, subject to approval by our stockholders, the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan incorporating certain amendments, including an increase in the number of shares of our common stock available for issuance under the plan by an additional 800,000 shares and a new limit on overall non-employee director compensation of $200,000 per year or $250,000 in the case of a non-employee chairman, lead independent director, or non-employee director in the first year of service on the Board of Directors. This proposed limit on non-employee director compensation will be in lieu of the currently existing limit on the number of shares subject to awards granted to a non-employee director each year. Our continuing ability to offer equity incentive awards under our equity plan is critical to our ability to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of NTIC and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

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The Board of Directors recommends a vote “FOR” the approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan.

2022 ANNUAL MEETING OF STOCKHOLDERS

We anticipate that our 2022 Annual Meeting of Stockholders will be held on or about Friday, January 14, 2022.

The following are important dates in connection with our 2022 Annual Meeting of Stockholders.

Stockholder Action	Submission Deadline
Proposal Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended	No later than August 2, 2021
Nomination of a Candidate Pursuant to our Bylaws	Between September 17, 2021 and October 17, 2021
Proposal of Other Business for Consideration Pursuant to our Bylaws	Between September 17, 2021 and October 17, 2021

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4201 Woodland Road, Circle Pines, Minnesota 55014

______________________________________

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

January 15, 2021

______________________________________

The Board of Directors of Northern Technologies International Corporation is soliciting your proxy for use at the 2021 Annual Meeting of Stockholders to be held on Friday, January 15, 2021. The Board of Directors expects to make available to our stockholders beginning on or about November 30, 2020 the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy on the Internet or will mail these materials to stockholders of NTIC upon their request.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

________________

Date, Time, Place and Purposes of Meeting

The Annual Meeting of Stockholders of Northern Technologies International Corporation (sometimes referred to as “NTIC,” “we,” “our” or “us” in this proxy statement) will be held on Friday, January 15, 2021, at 11:00 a.m., Central Standard Time, at the principal executive offices of Northern Technologies International Corporation located at 4201 Woodland Road, Circle Pines, Minnesota 55014, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

As part of our precautions regarding the COVID-19 pandemic, we are planning for the possibility that the Annual Meeting may be held at a different venue or solely by means of virtual communication. If we take this step, we will publicly announce the decision to do so in advance, and details on how to participate will be posted on our website at ir.ntic.com/investor-relations and filed with the Securities and Exchange Commission as additional proxy materials. If we hold the Annual Meeting in person, we plan to impose social distancing and other safety protocols in accordance with federal, state and local guidance. However, we strongly encourage all stockholders, for their own well-being and to reduce the risk of aiding the spread of COVID-19, to vote their shares prior to the Annual Meeting and to not attend the Annual Meeting in person. Further details on how to vote by Internet, by telephone, or by mail are set forth in this proxy statement.

Who Can Vote

Stockholders of record at the close of business on November 18, 2020 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting. As of that date, there were 9,104,636 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important. Whether you hold shares directly as a stockholder of record or beneficially in “street name” (through a broker, bank or other nominee), you may vote your shares without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or other nominee.

If you are a registered stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

•	Vote by Internet, by going to the website address www.proxyvote.com and following the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

•	Vote by Telephone, by dialing 1-800-690-6903 and following the instructions for telephone voting shown on the Notice of Internet Availability of Proxy Materials or on your proxy card.

•	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided if you received a paper copy of these proxy materials.

If you vote by Internet or telephone, please do not mail your proxy card.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

The deadline for voting by telephone or by using the Internet is 11:59 p.m., Eastern Standard Time (10:59 p.m., Central Standard Time), on the day before the date of the Annual Meeting or any adjournments thereof. Please see the Notice of Internet Availability of Proxy Materials, your proxy card or the information your bank, broker, or other holder of record provided to you for more information on your options for voting.

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on.

For Proposal One—Election of Directors, you may:

•	Vote FOR all eight nominees for director,

•	WITHHOLD your vote from all eight nominees for director or

•	WITHHOLD your vote from one or more of the eight nominees for director.

For each of the other proposals, you may:

•	Vote FOR the proposal,

•	Vote AGAINST the proposal or

•	ABSTAIN from voting on the proposal.

9

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR all eight of the nominees for election to the Board of Directors in Proposal One—Election of Directors and FOR each of the other proposals.

How Does the Board Recommend that You Vote

The Board of Directors unanimously recommends that you vote:

•	FOR all eight of the nominees for election to the Board of Directors in Proposal One—Election of Directors;

•	FOR Proposal Two—Advisory Vote on Executive Compensation;

•	FOR Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm; and

•	FOR Proposal Four—Approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan.

How You May Change Your Vote or Revoke Your Proxy

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

•	Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us;

•	Sending written notice of your revocation to our Corporate Secretary; or

•	Attending the Annual Meeting and voting by ballot.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority (4,552,182 shares) of the outstanding shares of our common stock as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock represented by proxies marked “For,” “Against,” “Abstain” or “Withheld” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is counted in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Proposal One—Election of Directors will be decided by the affirmative vote of a plurality of shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. A “plurality” for Proposal One means the individuals who receive the greatest number of votes cast “For” are elected as directors. However, under our Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election by stockholders present in person or by proxy at the Annual Meeting and entitled to vote in the election of directors is required to tender a written offer to resign from the Board of Directors within five business days of the certification of the stockholder vote by the Inspector of Elections.

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Proposal Two—Advisory Vote on Executive Compensation will be decided by the affirmative vote of a majority of shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Although this is a non-binding, advisory vote, the Compensation Committee and Board of Directors expect to take into account the outcome of the vote when considering future executive compensation decisions.

Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm will be decided by the affirmative vote of a majority of shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four—Approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan will be decided by the affirmative vote of votes cast on the proposal and the affirmative vote of a majority of shares of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares only on certain “routine” matters. Proposal One—Election of Directors, Proposal Two—Advisory Vote on Executive Compensation and Proposal Four— Approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan are not “routine” matters. Accordingly, if you do not direct your broker how to vote, your broker may not exercise discretion and may not vote your shares on any of these three proposals. This is called a “broker non-vote,” and although your shares will be considered to be represented by proxy at the meeting, they will not be considered to be shares “entitled to vote” or “votes cast” at the meeting and will not be counted as having been voted on the applicable proposal. Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm is a “routine” matter, and, as such, your broker is permitted to exercise its discretion to vote your shares for or against the proposals in the absence of your instruction.

Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Plurality of the votes cast. This means that the eight nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.(1)	Votes withheld will have no effect, unless there are more votes withheld than “FOR” votes.(1)	Broker non-votes will have no effect.
Proposal Two: Advisory Vote on Executive Compensation	Affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

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Proposal	Votes Required	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes
Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Four: Approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan	Affirmative vote of votes cast on the proposal and affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.

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(1)	Under our Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election by stockholders present in person or by proxy at the Annual Meeting and entitled to vote in the election of directors is required to tender a written offer to resign from the Board of Directors within five business days of the certification of the stockholder vote by the Inspector of Elections.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our Bylaws will be considered. Only a natural person present at the Annual Meeting who is either one of our stockholders, or is acting on behalf of one of our stockholders, may make a motion or second a motion. A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly-authorized representative of the stockholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and the Notice of Internet Availability of Proxy Materials. This means that only one copy of this proxy statement, our Annual Report to Stockholders or the Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in each household, unless contrary instructions have been given. We will promptly deliver a separate copy of any of these documents to any stockholder upon written or oral request to our Stockholder Information Department, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, telephone: (763) 225-6637. Any stockholder who wants to receive separate copies of this proxy statement, our Annual Report to Stockholders or the Notice of Internet Availability of Proxy Materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee record holder, or the stockholder may contact us at the above address and telephone number.

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Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly, electronic availability and mailing of proxies and soliciting material, as well as the cost of making available or forwarding this material to the beneficial owners of our common stock, will be borne by NTIC. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, e-mail, facsimile or personal conversation. We may reimburse brokerage firms and others for expenses in making available or forwarding solicitation materials to the beneficial owners of our common stock.

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PROPOSAL ONE—ELECTION OF DIRECTORS

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Number of Directors

Our Bylaws provide that the Board of Directors will consist of at least one member or such other number as may be determined by the Board of Directors from time to time or by the stockholders at an annual meeting. The Board of Directors has fixed the number of directors at eight.

Nominees for Director

The Board of Directors has nominated the following eight individuals to serve as our directors until the next annual meeting of stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

• Nancy E. Calderon	• G. Patrick Lynch
• Sarah E. Kemp	• Ramani Narayan, Ph.D.
• Soo-Keong Koh	• Richard J. Nigon
• Sunggyu Lee, Ph.D.	• Konstantin von Falkenhausen

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is eight.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information about Current Directors and Board Nominees

The following table sets forth as of November 18, 2020 the name, age and principal occupation of each current director and each individual who has been nominated by the Board of Directors to serve as a director of NTIC, as well as how long each individual has served as a director of NTIC.

Name	Age	Principal Occupation	Director Since
Nancy E. Calderon(1)	61	Former Partner of KPMG LLP	2019
Sarah E. Kemp(2)	54	Associate Vice President of Merck	2019
Soo-Keong Koh(2)	69	Managing Director of EcoSave Pte Ltd.	2008
Sunggyu Lee, Ph.D.(3)	68	Chief Technologist of Chemtech Innovators LLC	2004
G. Patrick Lynch	53	President and Chief Executive Officer of NTIC	2004
Ramani Narayan, Ph.D.	71	Distinguished Professor in Department of Chemical Engineering & Materials Science at Michigan State University	2004
Richard J. Nigon(1)(2)(3)	72	Senior Vice President of Cedar Point Capital, Inc.	2010
Konstantin von Falkenhausen(1)(3)	53	Partner of B Capital Partners AG	2012

_________________________

(1)	Member of the Audit Committee
(2)	Member of the Nominating and Corporate Governance Committee
(3)	Member of the Compensation Committee

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Additional Information about Current Directors and Board Nominees

The following paragraphs provide information about each current director and nominee for director, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years. We believe that all of our directors and nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of the Board of Directors and its committees; a fit of skills and personality with those of our other directors that helps build a board that is effective, collegial and responsive to the needs of NTIC; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each director and nominee also sets forth specific experience, qualifications, attributes and skills that led the Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Nancy E. Calderon has been a director of NTIC since October 2019. Ms. Calderon is a CPA and retired from KPMG LLP in September 2019 after a distinguished 33-year career. Until her retirement, Nancy served as Global Lead Partner for a Fortune 40 Technology company, managing a global team of over 500 professionals in more than 50 countries, a position she held since July 2012, senior partner of KPMG’s Board Leadership Center from its inception in 2015, and as a director of KPMG’s Global Delivery Center in India and its related holding companies since September 2011. Previously, she was KPMG’s Americas Chief Administrative Officer and U.S. National Partner in Charge, Operations from July 2008 to June 2012. Ms. Calderon has sat on a number of KPMG committees, including the Americas Region Management Committee, Enterprise Risk Management, Privacy, Pension Steering and Investment, Social Media and Knowledge Management. She currently serves on the boards of directors of Arcimoto, Inc. and Belden Inc. We believe Ms. Calderon’s qualifications to sit on the Board of Directors include her extensive financial accounting experience with KPMG and her current and prior experience on boards of directors, including, in particular, her experience serving on the audit committees of Arcimoto, Inc.; Belden, Inc.; KPMG’s Global Delivery Center; Women Corporate Directors Foundation and the New York YMCA. Ms. Calderon received a Bachelor of Science from UC Berkeley’s Haas Business School and a Master of Science from Golden Gate University.

Sarah E. Kemp has been a director of NTIC since October 2019. Ms. Kemp is Associate Vice President, for Merck, a global biopharmaceutical company. Ms. Kemp joined Merck’s Policy Communication and Population Health organization in July 2019 and is responsible for supporting the international teams in their strategic policy shaping initiatives, defining and leading global above-country engagement and directing policy initiatives in support of the entire ex-US market set. Prior to this role, she was the Executive Director, Public Policy and Commercial Strategies for China and the Asia Pacific. Before joining Merck, Ms. Kemp was the Deputy Under Secretary, for the International Trade Administration at the U.S. Department of Commerce in Washington, D.C. In this role, she oversaw a $485 million annual budget and 2,100 trade and investment professionals based in 108 US cites and 76 markets around the world. Prior to her time in D.C., she was the Minister Counselor for Commercial Affairs at the U.S. Embassy in Beijing, overseeing the U.S. Department of Commerce’s trade promotion and trade policy activities in its operations in Beijing, Chengdu, Shanghai, Wuhan, Shenyang and Guangzhou. In this capacity, she was a key advisor to the Ambassador and advised U.S. CEOs—from fortune 500 companies to SME’s –on China business strategy, market access, export promotion, anti-dumping / countervailing duty cases, intellectual property protection and export controls. As a career Foreign Commercial Service Officer, she served as the Country Manager in China and Vietnam, and had multiple postings in Beijing, Hong Kong and Bangkok. Ms. Kemp joined Commerce as a Presidential Management Fellow. Ms. Kemp served on the board of directors of the Concordia International School in Hanoi, Vietnam, an international day school offering preschool through high school education, from 2012-2014 and was the Co-Chair of Women Corporate Directors in Vietnam from 2011—2014 and in Beijing from 2009-2011. Ms. Kemp is currently a member of the World Economic Forum’s Global Future Council on China. We believe Ms. Kemp’s qualifications to sit on the Board of Directors include her extensive knowledge and experience in international commerce, particularly with regard to Asia Pacific and Greater China, her prior board experience and her in depth experience in international and public affairs. Ms. Kemp received her Master of Business Administration from the Chinese University of Hong Kong, her Master of Public Administration from Columbia University and her Bachelor of Arts in Physiological–Anthropology from Hamilton College.

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Soo-Keong Koh has been a director of NTIC since May 2008. Mr. Koh is the Managing Director of Ecosave Pte Ltd., a company whose business is focused on environmental biotech and energy conservation technologies, a position he has held since April 2007. From January 1986 to April 2007, Mr. Koh served as Chief Executive Officer and President of Toll Asia Pte Ltd formerly SembCorp Logistics Ltd (SembLog), a Singapore public listed company, which was acquired by Toll in May 2006. Mr. Koh has over 20 years of experience in the logistics industry. Mr. Koh holds a Bachelor of Engineering, a Master of Business Administration and a Postgraduate Diploma in Business Law from the University of Singapore (now known as the National University of Singapore). We believe Mr. Koh’s qualifications to sit on the Board of Directors include his experience on other public company boards of directors and his significant executive experience with companies including those focused on environmental awareness, which has become a focus of NTIC during the past several years, especially in light of NTIC’s Natur-Tec® bioplastics business. Mr. Koh’s previous board of director experience is helpful in guiding NTIC with respect to corporate governance matters, particularly in his role as a member of and former Chair of the Nominating and Corporate Governance Committee. Additionally, Mr. Koh has specific executive experience with companies located in Asia, which is where several of NTIC’s joint ventures and NTIC’s Chinese subsidiary are located.

Sunggyu Lee, Ph.D. has been a director of NTIC since January 2004. Dr. Lee is Chief Technologist, Chemtech Innovators LLC, Akron, Ohio. Previously, he held positions of Russ Ohio Research Scholar and Professor of Chemical and Biomolecular Engineering, Ohio University, Athens, Ohio from 2010 to 2020, Professor of Chemical and Biological Engineering, Missouri University of Science and Technology, Rolla, Missouri from 2005 to 2010, C.W. LaPierre Professor and Chairman of Chemical Engineering at University of Missouri-Columbia from 1997 to 2005, and Robert Iredell Professor and Head of Chemical Engineering Department at the University of Akron, Akron, Ohio from 1988 to 1996. He has authorized 12 books and over 550 archival publications and received 35 U.S. patents in a variety of chemical and polymer processes and products. He is currently serving as Editor of Encyclopedia of Chemical Processing, Taylor & Francis, New York, New York and also as Book Series Editor of Green Chemistry and Chemical Engineering, CRC Press, Boca Raton, Florida. Throughout his career, he has served as consultant and technical advisor to a number of national and international companies in the fields of polymers, petrochemicals and energy. He received his Ph.D. from Case Western Reserve University, Cleveland, Ohio in 1980. We believe Dr. Lee’s qualifications to sit on the Board of Directors include his significant technical and industrial expertise with chemical and polymer processes and products. Such expertise is particularly helpful with respect to assessing and operating NTIC’s Natur-Tec® bioplastics business.

G. Patrick Lynch, an employee of NTIC since 1995, has been President since July 2005 and Chief Executive Officer since January 2006 and was appointed a director of NTIC in February 2004. Mr. Lynch served as President of North American Operations of NTIC from May 2004 to July 2005. Prior to May 2004, Mr. Lynch held various positions with NTIC, including Vice President of Strategic Planning, Corporate Secretary and Project Manager. Mr. Lynch is also an officer and director of Inter Alia Holding Company, which is a significant stockholder of NTIC. Prior to joining NTIC, Mr. Lynch held positions in sales management for Fuji Electric Co., Ltd. in Tokyo, Japan, and programming project management for BMW AG in Munich, Germany. Mr. Lynch received a Master of Business Administration degree from the University of Michigan Ross School of Business. We believe Mr. Lynch’s qualifications to sit on the Board of Directors include his depth of knowledge of NTIC and its day-to-day operations in light of his position as Chief Executive Officer of NTIC, as well as his affiliation with a significant stockholder of NTIC, which the Board of Directors believes generally helps align management’s interests with those of our stockholders.

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Ramani Narayan, Ph.D. has been a director of NTIC since November 2004. He is a Distinguished Professor at Michigan State University in the Department of Chemical Engineering & Materials Science, where he has 200+ refereed publications in leading journals to his credit, 19 patents, edited three books and one expert dossier in the area of bio-based polymeric materials. His research encompasses design and engineering of sustainable, biobased products, biodegradable plastics and polymers, biofiber reinforced composites, reactive extrusion polymerization and processing, studies in plastic end-of-life options like biodegradation and composting. He conducts carbon footprint calculations for plastics and products. He also performs LCA (Life Cycle Assessment) for reporting a product’s environmental footprint. He serves as Scientific Chair of the Biodegradable Products Institute (BPI), North America. He served on the Technical Advisory Board of Tate & Lyle. He served on the Board of Directors of ASTM International, an international standard setting organization and was the founding Chair of the committee on Environmentally Degradable Plastics and Biobased Products (D20.96) and the Plastics Terminology Committee (D20.92). Dr. Narayan is also the technical expert for the United States on ISO (International Standards Organization) TC 61 on Plastics—specifically for Terminology, Biobased and Biodegradable Plastics. He has won numerous awards, including the Named MSU University Distinguished Professor in 2007; the Governors University Award for commercialization excellence; Michigan State University Distinguished Faculty Award, 2006, 2005 Withrow Distinguished Scholar award, Fulbright Distinguished Lectureship Chair in Science & Technology Management & Commercialization (University of Lisbon; Portugal); First recipient of the William N. Findley Award, The James Hammer Memorial Lifetime Achievement Award, and Research and Commercialization Award sponsored by ICI Americas, Inc. & the National Corn Growers Association. We believe Dr. Narayan’s qualifications to sit on the Board of Directors include his significant technical expertise in the bioplastics area which has been helpful to NTIC’s management in assessing and operating NTIC’s Natur-Tec® bioplastics business.

Richard J. Nigon has been a director of NTIC since February 2010 and non-executive Chairman of the Board since November 2012. Mr. Nigon is the Senior Vice President of Cedar Point Capital, Inc., a private company that raises capital for early stage companies. From February 2001 until May 2007, Mr. Nigon was a Director of Equity Corporate Finance for Miller Johnson Steichen Kinnard (MJSK), a privately held investment firm. In December 2006, MJSK was acquired by Stifel Nicolaus, and Mr. Nigon was a Managing Director of Private Placements at Stifel Nicolaus. From February 2000 to February 2001, Mr. Nigon served as the Chief Financial Officer of Dantis, Inc., a web hosting company. Prior to joining Dantis, Mr. Nigon was employed by Ernst & Young, LLP from 1970 to 2000, where he served as a partner from 1981 to 2000. While at Ernst & Young, Mr. Nigon served as the Director of Ernst & Young’s Twin Cities Entrepreneurial Services Group and was the coordinating partner on several publicly-traded companies in the consumer retailing and manufacturing sectors. In addition to NTIC, Mr. Nigon also serves on the board of directors of Tactile Systems Technology, Inc. and as chairperson of its audit committee, on the board of directors of Celcuity Inc. and as chairperson of its audit committee and serves on the board of directors of a number of privately-held companies. Mr. Nigon previously served on the board of directors of Virtual Radiologic Corporation and Vascular Solutions, Inc. until its acquisition by Teleflex Incorporated in February 2017. Through his 30 years of service at Ernst & Young, LLP, Mr. Nigon brings to NTIC’s Board of Directors, and in particular the Audit Committee, extensive public accounting and auditing experience. The Board believes Mr. Nigon’s strong background in financial controls and reporting, financial management, financial analysis and SEC reporting requirements is critical to the Board’s oversight responsibilities. In addition, his strategic planning expertise and other experiences gained through his management and leadership roles at private investment firms that have invested in early stage companies, is helpful to the Board in assessing and operating NTIC’s newer businesses.

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Konstantin von Falkenhausen has been a director of NTIC since November 2012. Mr. von Falkenhausen is currently a Partner of B Capital Partners AG, an independent investment advisory boutique focused on infrastructure, public private partnerships and clean energy. In this capacity, since April 2018, Mr. von Falkenhausen has been a Director of the general partner of the B Capital Energy Transition Infrastructure Fund SICAV-SIF, an investment fund registered with the Luxembourg financial authorities CSSF. From February 2004 to March 2008, Mr. von Falkenhausen served as a Partner of capiton AG, a private equity firm. From March 2003 to February 2004, he served as interim Chief Financial Officer of Neon Products GmbH, a privately held neon lighting company. From May 1999 to February 2003, Mr. von Falkenhausen served as an investment manager of West Private Equity Ltd. and an investment director of its German affiliate West Private Capital GmbH. Prior to May 1999, Mr. von Falkenhausen served in several positions with BankBoston Robertson Stephens International Ltd., an investment banking firm. Mr. von Falkenhausen is a citizen of Germany. He has a Master’s degree in economics (lic. oec) from the University of Fribourg (Switzerland) and a Masters of Business Administration from the University of Chicago. We believe Mr. von Falkenhausen’s qualifications to sit on the Board of Directors include his experience with several private investment and equity firms that have invested in early stage companies, which the Board believes is helpful in assessing and operating NTIC’s newer businesses, and his financial expertise, which the Board believes is helpful in analyzing NTIC’s financial performance.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of all of the eight nominees named above.

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PROPOSAL TWO—ADVISORY VOTE ON EXECUTIVE COMPENSATION

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Introduction

The Board of Directors is providing stockholders with an advisory vote on executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our named executive officers as set forth in the “Executive Compensation” section of this proxy statement beginning on page 56. At the 2020 Annual Meeting of Stockholders held on January 17, 2020, over 99% of the votes cast by our stockholders were in favor of our say-on-pay vote. The Compensation Committee generally believes that such results affirmed stockholder support of our approach to executive compensation.

Our executive compensation program is generally designed to attract, retain, motivate and reward highly qualified and talented executive officers. The underlying core principles of our executive compensation program are:

•	To align the interests of our executives with those of our stockholders;

•	Integrate compensation with our business plans and strategic goals;

•	Link amount of compensation to both company and individual performance goals; and

•	Provide fair and competitive compensation opportunities that attract and retain executives.

The “Executive Compensation” section of this proxy statement, which begins on page 56, describes our executive compensation program and the executive compensation decisions made by the Compensation Committee and Board of Directors for fiscal 2020 in more detail. Important considerations include:

•	A significant portion of the compensation paid or awarded to our named executive officers in fiscal 2020 was “performance-based” or “at-risk” compensation that is tied directly to the achievement of financial and other performance goals or long-term stock price performance.

•	Equity-based compensation granted to our named executive officers is in the form of stock options and aligns the long-term interests of our executives with the long-term interests of our stockholders. In response to a concern raised by one of our stockholders, stock options granted to our executives now vest annually over a three-year period as opposed to a one-year period.

•	Our executive officers receive only modest perquisites and have modest severance and change-in-control arrangements.

•	We have adopted a clawback policy.

•	We do not provide any tax “gross-up” payments.

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Accordingly, the Board of Directors recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that our stockholders approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in this proxy statement.

Stockholders are not ultimately voting to approve or disapprove the recommendation of the Board of Directors. As this is an advisory vote, the outcome of the vote is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers, or otherwise. The Compensation Committee and Board of Directors expect to take into account the outcome of this advisory vote when considering future executive compensation decisions.

In accordance with the result of the advisory vote on the frequency of the say-on-pay vote, which was conducted at our 2020 Annual Meeting of Stockholders, the Board of Directors has determined that we will conduct an executive compensation advisory vote on an annual basis. Accordingly, after this Annual Meeting, the next say-on-pay vote will occur at our next Annual Meeting of Stockholders anticipated to be held in January 2022. We anticipate that the next say-on-frequency vote will occur at our 2026 Annual Meeting of Stockholders.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement.

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PROPOSAL THREE—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________________

Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors selects our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current independent registered public accounting firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, and industry knowledge of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; its global capabilities relative to our business; and its knowledge of our operations. Additionally, the Audit Committee considers the impact of a change of independent registered public accounting firm. Upon consideration of these and other factors, the Audit Committee believes the selection of Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending August 31, 2021 is in the best interests of NTIC and its stockholders. Baker Tilly has served as our independent registered public accounting firm since 2004.

Although it is not required to do so, the Board of Directors is asking our stockholders to ratify the Audit Committee’s selection of Baker Tilly as a matter of good corporate governance. If our stockholders do not ratify the selection of Baker Tilly, another independent registered public accounting firm will be considered by the Audit Committee. Even if the selection is ratified by our stockholders, the Audit Committee in its discretion may change the appointment at any time during the year, if it determines that such a change would be in the best interests of NTIC and our stockholders.

Representatives of Baker Tilly will be present at the Annual Meeting to respond to appropriate questions. They also will have the opportunity to make a statement if they wish to do so.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us by Baker Tilly for the fiscal years ended August 31, 2020 and August 31, 2019.

	Aggregate Amount Billed by Baker Tilly ($)
	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$386,570	$478,522
Audit-Related Fees(2)	–	6,000
Tax Fees	–	–
All Other Fees	–	–

_________________________

(1)	These fees consisted of the audit of our annual financial statements by year, review of financial statements included in our quarterly reports on Form 10-Q and other services normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees represent fees for services relating to registration statement filings.

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Audit Committee Pre-Approval Policies and Procedures

All services rendered by Baker Tilly to NTIC were permissible under applicable laws and regulations and all services provided to NTIC, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit Committee. The Audit Committee has not adopted any formal pre-approval policies and procedures.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR ratification of the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending August 31, 2021.

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PROPOSAL FOUR—APPROVAL OF THE NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

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Background and Proposed Amendments

On November 6, 2020, the Board of Directors, upon recommendation of the Compensation Committee, approved, subject to approval by our stockholders, the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan (the “Amended 2019 Plan”), which incorporates certain amendments to the existing plan (the “2019 Plan”). The Amended 2019 Plan incorporates an amendment to increase the number of shares of NTIC common stock available for issuance under the plan by an additional 800,000 shares and an increase to the limit on incentive stock options commensurate with the overall share authorization. The Amended 2019 Plan also contains a new limit on overall non-employee director compensation of $200,000 per year or $250,000 in the case of a non-employee chairman, lead independent director, or non-employee director in the first year of service on the Board of Directors. This proposed limit on non-employee director compensation will be in lieu of the currently existing limit on the number of shares subject to awards granted to a non-employee director each year.

The Amended 2019 Plan permits the grant of incentive and non-statutory stock options, stock appreciation rights, or “SARs,” restricted stock awards, restricted stock units, or “RSUs,” performance awards, and other stock-based awards. Our continuing ability to offer equity incentive awards under the 2019 Plan is critical to our ability to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of NTIC and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

The Board of Directors is asking our stockholders to approve the Amended 2019 Plan as required by the Listing Rules of the Nasdaq Stock Market. If our stockholders approve the Amended 2019 Plan, the Amended 2019 Plan will become effective as of the date of stockholder approval. If our stockholders do not approve the Amended 2019 Plan, the 2019 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote in Favor of the Amended 2019 Plan

The Board of Directors recommends a vote “FOR” the approval of the Amended 2019 Plan because the Board of Directors believes the proposed Amended 2019 Plan is in the best interests of NTIC and its stockholders for the following reasons:

•	Aligns directors, employee and stockholder interests. We currently provide long-term incentives in the form of stock option grants to our non-employee directors, executive officers and other key employees. We believe that our stock-based compensation program helps align the interests of our directors, executive officers and other key employees with our stockholders. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our common stock. If the Amended 2019 Plan is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other key employees with the interests of our stockholders.

•	Attracts and retains talent. Talented, motivated and effective directors, executives and employees are essential to executing our business strategies. Stock-based and annual cash incentive compensation has been an important component of total compensation at NTIC for many years because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of NTIC. If the Amended 2019 Plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

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•	Supports our pay-for-performance philosophy. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation to help reinforce desired financial and other business results to our executives and to motivate them to make decisions to produce those results.

•	Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under “Summary of Sound Governance Features of the Amended 2019 Plan,” the Amended 2019 Plan includes a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the Amended 2019 Plan

The Board of Directors and Compensation Committee believe that the Amended 2019 Plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

✓	No automatic share replenishment or “evergreen” provision
✓	Will not be excessively dilutive to our stockholders
✓	Limit on number of “full value” awards
✓	No liberal share counting or “recycling” of shares from exercised stock options, SARs or other stock-based awards
✓	No reload stock options or SARs
✓	No re-pricing of “underwater” stock options or SARs without stockholder approval
✓	“Clawback” provisions
✓	Members of the committee administering the plan are non-employee and independent directors
✓	Stockholder approval is required for material revisions to the Amended 2019 Plan
✓	No “tax gross-ups”
✓	Options, SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards
✓	Limits on non-employee director compensation
✓	Stock option and SAR exercise prices will not be lower than the fair market value on the grant date

Background for Shares Authorized for Issuance

If the Amended 2019 Plan is approved, the maximum number of shares of common stock available for issuance under the Amended 2019 Plan will be 1,600,000 shares, plus the number of shares subject to awards outstanding under the prior Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (the “Prior Plan”) as of January 18, 2019 but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. As of November 18, 2020, 720,644 shares of common stock were subject to outstanding awards under the 2019 Plan, and 79,356 shares of common stock remained available for issuance under the 2019 Plan.

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In determining the number of shares of common stock by which to increase the Amended 2019 Plan, the Board of Directors and Compensation Committee considered a number of factors, which are discussed further below, including:

•	Shares currently available under the 2019 Plan and total outstanding equity-based awards and how long the shares available are expected to last;

•	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”); and

•	Potential dilution.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares of common stock available for issuance under the Amended 2019 Plan, the Board of Directors and Compensation Committee also considered shares currently available under the 2019 Plan and total outstanding equity awards and how long the shares available under the 2019 plan are expected to last. To facilitate approval of the Amended 2019 Plan, set forth below is certain information about our shares of common stock that may be issued under our equity compensation plans as of November 18, 2020.

As of November 18, 2020,

•	we had 9,104,636 shares of common stock issued and outstanding. The market value of one share of common stock on November 18, 2020, as determined by reference to the closing price as reported on the Nasdaq Global Market, was $8.89;

•	720,644 shares were subject to outstanding stock options under the 2019 Plan and 827,198 shares were subject to outstanding stock options under the prior equity compensation plan; and

•	79,356 shares remained available for issuance under the 2019 Plan.

Historical Equity Award Granting Practices

In setting the number of shares of common stock authorized for issuance under the Amended 2019 Plan, the Board of Directors and Compensation Committee also considered the historical number of equity awards granted under the 2019 Plan in each of the last three fiscal years. The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three fiscal years. The only equity awards granted during the last three fiscal years are stock options. Share and per share data have been adjusted to reflect our two-for-one stock split that was effective June 28, 2019.

	Fiscal 2020	Fiscal 2019	Fiscal 2018
Stock options granted	300,770	141,767	94,504
Weighted average basic common shares outstanding during fiscal year	9,104,636	9,085,584	9,077,676
Burn rate	3.3%	1.6%	1.0%

The Board of Directors and Compensation Committee also considered our three-year average burn rate (fiscal 2018 to fiscal 2020) of approximately 1.97%, which is much lower than the industry thresholds established by certain major proxy advisory firms.

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Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares authorized for issuance by the Amended 2019 Plan to cover awards for approximately three to four years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the share increase provided by the Amended 2019 Plan could last for a shorter or longer time.

Potential Dilution

As of November 18, 2020, NTIC’s capital structure consisted of 9,104,636 shares of common stock outstanding. As described above, 720,644 shares have been granted under the 2019 Plan, and 79,356 shares remained available for grant as of November 18, 2020.

In setting the number of shares of common stock authorized for issuance under the Amended 2019 Plan, the Board of Directors and Compensation Committee also considered the potential dilution (often referred to as overhang) that would result by approval of the Amended 2019 Plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution is as set forth in the table below, as of November 18, 2020, assuming approval of the Amended 2019 Plan. The additional 800,000 shares represent approximately 7.5% of our fully diluted shares of common stock assuming the Amended 2019 Plan is approved, as described in the table below.

Assuming Approval of Amended 2019 Plan
Options Outstanding	1,547,842
Weighted Average Exercise Price of Options Outstanding	$9.26
Weighted Average Remaining Term of Options Outstanding	6.9 years
Total Equity Grants Outstanding (Including Options)	1,547,842
Shares Available for Future Grant under the 2019 Plan	79,356
Additional Shares Requested	800,000
Total Potential Overhang under the Amended 2019 Plan(1)	2,427,198
Common Stock Outstanding	9,104,636
Fully Diluted Shares of Common Stock(2)	11,531,834
Potential Dilution of 800,000 Additional Shares as a Percentage of Fully Diluted Shares of Common Stock Outstanding	6.9%

_______________________

(1)	Total Potential Overhang consists of (i) 1,547,842 total shares subject to outstanding awards as of November 18, 2020, plus (ii) 79,356 shares available for future grant under the 2019 Plan as of November 18, 2020, plus (iii) 800,000 additional shares requested under the Amended 2019 Plan.
(2)	Fully Diluted Shares of Common Stock consists of the shares of common stock outstanding as of November 18, 2020, plus the Total Potential Overhang under the Amended 2019 Plan.

Summary of the Amended 2019 Plan Features

The major features of the Amended 2019 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Amended 2019 Plan, a copy of which may be obtained from us. A copy of the Amended 2019 Plan also has been filed electronically with the Securities and Exchange Commission, or SEC, as an appendix to this proxy statement, and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the Amended 2019 Plan is to advance the interests of NTIC and its stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in NTIC and to reward those individuals who contribute to the achievement of our economic objectives.

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Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of NTIC or any subsidiary will be eligible to receive incentive awards under the Amended 2019 Plan. As of November 18, 2020, there were approximately 90 persons who would be eligible to receive awards under the Amended 2019 Plan. Although not necessarily indicative of future grants under the Amended 2019 Plan, 15 employees, or approximately 16% of the approximately 90 eligible recipients, have been granted awards under the 2019 Plan.

Shares Available for Issuance. The maximum number of shares of our common stock available for issuance under the Amended 2019 Plan will be 1,600,000 shares plus the number of shares subject to awards outstanding under the Prior Plan as of January 18, 2019 but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such shares. The number of shares available for issuance under the Amended 2019 Plan is subject to increase to the extent that we issue shares or incentive awards under the Amended 2019 Plan in connection with certain merger and acquisition transactions, or assume any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the Listing Rules of the Nasdaq Stock Market. No more than 1,600,000 total shares may be granted as incentive stock options.

Shares of our common stock that are issued under the Amended 2019 Plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the Amended 2019 Plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the Amended 2019 Plan. Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the Amended 2019 Plan will not increase the number of shares available for future grants of awards under the Amended 2019 Plan.

Non-Employee Director Compensation Limit. The Amended 2019 Plan will contain a new limit on total non-employee director compensation. Under this new limit, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of NTIC may not exceed $200,000 (increased to $250,000 with respect to any non-employee director serving as chairman of the Board of Directors or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not a later year of settlement.

Grant Limits. Under the terms of the Amended 2019 Plan:

•	no more than 1,600,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options; and

•	no more than 800,000 shares of our common stock may be issued or issuable in connection with full-value awards.

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All of the share limitations in the Amended 2019 Plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares, we must adjust:

•	the number and kind of securities available for issuance under the Amended 2019 Plan; and

•	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The Amended 2019 Plan is administered by our Board of Directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and all of whom are “independent” as required by the listing standards of the Nasdaq Stock Market. We expect both the Board of Directors and the Compensation Committee of the Board of Directors to administer the Amended 2019 Plan. The Board of Directors or the committee administering the Amended 2019 Plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the Amended 2019 Plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the Amended 2019 Plan, including, the eligible recipients who will be granted one or more incentive awards under the Amended 2019 Plan, the nature and extent of the incentive awards to be made to each participant and the form of an incentive award agreement, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award or settle any incentive award in the form of cash, our common stock or any combination of both, construe and interpret the Amended 2019 Plan and incentive awards, determine fair market value of NTIC common stock, determine whether incentive awards will be adjusted for dividend equivalents and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the Amended 2019 Plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to NTIC or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if NTIC is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding incentive award that is based in whole or in part on the financial performance of NTIC (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of NTIC or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Amended 2019 Plan as then in effect.

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The committee may, in its sole discretion, amend the terms of the Amended 2019 Plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the Amended 2019 Plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

•	to reserve shares or grant incentive awards in excess of the limitations provided in the Amended 2019 Plan;

•	to effect any re-pricing of options, as discussed below;

•	to grant options or stock appreciation rights having an exercise price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

•	for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

•	amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price;

•	canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price, or other incentive awards; or

•	repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the Amended 2019 Plan.

For purposes of the Amended 2019 Plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of the our common stock is less than the exercise price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of NTIC or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while the our common stock is listed on the Nasdaq Stock Market, “fair market value” under the Amended 2019 Plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the Nasdaq Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of November 18, 2020, the closing sale price of a share of our common stock on the Nasdaq Global Market was $8.89.

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The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender or attestation as to ownership of shares of our common stock that are acceptable to the committee, by a “net exercise” of the option or by a combination of such methods. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of NTIC) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of NTIC or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

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Restricted Stock Awards and Restricted Stock Units. A restricted stock award and restricted stock units are awards of our common stock that vest at such times and in such installments as may be determined by the committee and, until the incentive award vest, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards or restricted stock units as it deems appropriate, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of NTIC) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates referring to such restrictions and may take other steps to enforce the restrictions. Restricted stock units are similar to restricted stock awards except that no shares of our common stock are actually awarded on the grant date of the restricted stock unit and are denominated in shares of our common stock but paid in cash, shares of our common stock or a combination of cash and shares of our common stock.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

In the committee’s discretion, any restricted stock units awarded under the Amended 2019 Plan may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units and may be made subject to the same conditions and restricted as the restricted stock units to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units will be subject to forfeiture and termination to the same extent as the corresponding restricted stock units as to which the dividend equivalents relate. In no event will participants holding restricted stock units receive any dividend equivalents on such restricted stock units until the vesting provisions of such restricted stock units lapse. Additionally, unless the Amended 2019 Plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock. A participant will have no voting rights to any restricted stock units granted under the Amended 2019 Plan.

Performance Award. A participant may be granted one or more performance awards under the Amended 2019 Plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Amended 2019 Plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

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Performance Criteria. The committee may grant incentive awards contingent upon achievement of performance goals, including the following, without limitation: net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on NTIC, any NTIC subsidiary or NTIC’s business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

Other Stock-Based Awards. A recipient may be granted one or more other stock-based awards under the Amended 2019 Plan, and such other-stock based awards will be subject to such terms and conditions, consistent with the other provisions of the Amended 2019 Plan, as may be determined by the committee in its sole discretion in such amounts and subject to such terms and conditions as the committee will determine. Such other-stock based awards may involve the transfer of actual shares of our common stock to participants as a bonus or in lieu of obligations to pay cash or deliver other property under the Amended 2019 Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of our common stock.

Change in Control. In the event a “change in control” of NTIC occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of restricted stock units, performance awards and other stock-based awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding incentive awards, whether or not exercisable or vested, will be canceled and terminated and what the participant will receive for each share of our common stock subject to such incentive award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value) equal to the difference, if any, between the consideration received by our stockholders in respect of a share of common stock in connection with such change in control and the purchase price per share, if any, under the incentive award, multiplied by the number of shares of our common stock subject to such incentive award; provided, however, that if such product is zero ($0) or less or to the extent that the incentive award is not then exercisable, the incentive award may be canceled and terminated without payment therefor.

For purposes of the Amended 2019 Plan a “change in control” of NTIC occurs upon:

•	the sale, lease, exchange or other transfer of substantially all of the assets of NTIC (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by NTIC;

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•	a merger or consolidation to which NTIC is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

•	a change in control of NTIC of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not NTIC is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the Amended 2019 Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board of Directors on the effective date of the Amended 2019 Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the effective date of the Amended 2019 Plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the effective date of the Amended 2019 Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board of Directors on the effective date of the Amended 2019 Plan.

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless otherwise expressly provided by the committee in its sole discretion in an incentive award agreement of the terms of an individual agreement or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding but unpaid and unvested restricted stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the Amended 2019 Plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding but unpaid and unvested restricted stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, restricted stock units, performance awards or other stock based awards then held by the participant to, terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with NTIC or a subsidiary, all rights of the participant under the Amended 2019 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service. Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

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“Cause,” with respect to any participant, unless otherwise stated in a participant’s employment or other service agreement, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to NTIC or any subsidiary, (b) any unlawful or criminal activity of a serious nature, (c) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the participant’s overall duties, or (d) any material breach of any employment, service, confidentiality or non-compete agreement entered into with us or any of our subsidiaries.

An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of NTIC or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

In addition, if we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse us for the amount of any award received by such individual under the plan during the 12-month period following the first public issuance or filing with the SEC, as the case may be, of the financial document embodying such financial reporting requirement. NTIC also may seek to recover the amount of any incentive award received as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our shares of common stock are then listed or traded. In addition, all incentive awards under the Amended 2019 Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of NTIC, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee. NTIC adopted a clawback policy in August 2018.

Dividend Rights. In the committee’s discretion, certain incentive awards may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the incentive award is outstanding. Dividend equivalents may be converted into additional restricted stock units or other incentive awards and may be made subject to the same conditions and restricted as the restricted stock units or other incentive awards to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units or other incentive awards will be subject to forfeiture and termination to the same extent as the corresponding restricted stock units as to which the dividend equivalents relate. In no event will dividends be paid out on unvested awards or provided with performance awards.

Term; Termination; Amendments. Unless terminated earlier, the Amended 2019 Plan will terminate at midnight on January 17, 2029. Incentive awards outstanding at the time the Amended 2019 Plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. The Board may suspend or terminate the Amended 2019 Plan or any portion of the plan at any time. In addition to the committee’s authority to amend the Amended 2019 Plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the Amended 2019 Plan from time to time in order that incentive awards under the Amended 2019 Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the Amended 2019 Plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the Amended 2019 Plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the Amended 2019 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of NTIC.

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Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the Amended 2019 Plan will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants and NTIC of transactions under the Amended 2019 Plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended 2019 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Amended 2019 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

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Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock Awards, RSUs, and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock awards, RSUs, performance awards, and other stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Annual Performance Cash Awards and Other Cash-Based Awards. Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

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Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the Amended 2019 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on NTIC. The Compensation Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and NTIC, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from NTIC, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The table under “Securities Authorized for Issuance Under Equity Compensation Plans,” which begins on page 41, provides information about our common stock that may be issued under our equity compensation plans as of August 31, 2020.

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New Plan Benefits

The New Plan Benefits table is not required since the Amended 2019 Plan does not have set benefits or amounts and no grants or awards have been made by the Board of Directors subject to stockholder approval. However, under the policy currently in effect, each non-employee director who is expected to stand for re-election at the next annual meeting of stockholders will receive a stock option valued at $50,000 on each September 1st, and our Chairman of the Board of Directors will receive an additional stock option valued at $10,000.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR approval of the Northern Technologies International Corporation Amended and Restated 2019 Stock Incentive Plan.

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STOCK OWNERSHIP

________________

Beneficial Ownership of Significant Stockholders and Management

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of November 18, 2020, the record date for the Annual Meeting, for:

•	each person known by us to beneficially own more than five percent of the outstanding shares of our common stock;

•	each of our directors;

•	each of the executive officers named in the Summary Compensation Table included later in this proxy statement under “Executive Compensation”; and

•	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days of November 18, 2020. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days of November 18, 2020 are outstanding for the purpose of computing the percentage of common stock owned by such person or group. However, such unissued shares of common stock described above are not deemed to be outstanding for calculating the percentage of common stock owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Directors and Officers:
Common Stock	Nancy E. Calderon	9,366	*
Common Stock	Sarah E. Kemp	8,366	*
Common Stock	Soo-Keong Koh	90,615	1.0%
Common Stock	Sunggyu Lee, Ph.D.	8,000	*
Common Stock	G. Patrick Lynch(3)	1,464,957	15.8%
Common Stock	Ramani Narayan, Ph.D.	96,283	1.1%
Common Stock	Richard J. Nigon	111,341	1.2%
Common Stock	Konstantin von Falkenhausen	64,483	*
Common Stock	Matthew C. Wolsfeld	273,069	3.0%
Common Stock	All current directors and executive officers as a group (9 persons)(4)	2,126,480	21.9%
Significant Beneficial Owners:
Common Stock	Inter Alia Holding Company(5) 23205 Mercantile Road Beachwood, Ohio 44122	1,203,334	13.2%

__________________________

*	Represents beneficial ownership of less than one percent.
(1)	The business address for each of the directors and officers of NTIC is c/o Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014.

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(2)	Includes for the persons listed below the following shares of common stock subject to options held by such persons that are currently exercisable or become exercisable within 60 days of November 18, 2020:

Name	Shares of Common Stock Underlying Stock Options
Directors
Nancy E. Calderon	8,366
Sarah E. Kemp	8,366
Soo-Keong Koh	57,283
Sunggyu Lee, Ph.D.	8,000
G. Patrick Lynch	187,519
Ramani Narayan, Ph.D.	57,283
Richard J. Nigon	80,741
Konstantin von Falkenhausen	63,283
Named Executive Officers
G. Patrick Lynch	187,519
Matthew C. Wolsfeld	138,602
All current directors and executive officers as a group (9 persons)	609,443

(3)	Includes 1,203,334 shares held by Inter Alia Holding Company. See note (5) below.
(4)	The amount beneficially owned by all current directors and executive officers as a group includes 1,203,334 shares held of record by Inter Alia Holding Company. See notes (3) above and (5) below.
(5)	According to a Schedule 13D/A filed with the SEC on October 22, 2019, Inter Alia Holding Company is an entity of which G. Patrick Lynch, our President and Chief Executive Officer, is a 47% stockholder. G. Patrick Lynch shares equal voting and dispositive power over such shares with two other members of his family. Inter Alia Holding Company’s address is 23205 Mercantile Road, Beachwood, Ohio 44122.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options and other awards under NTIC’s equity compensation plans as of August 31, 2020. NTIC’s equity compensation plans as of August 31, 2020 were the Northern Technologies International Corporation 2019 Stock Incentive Plan, the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan, and the Northern Technologies International Corporation Employee Stock Purchase Plan. Except for automatic annual grants of $50,000 in options to purchase shares of NTIC common stock to NTIC’s directors in consideration for their services as directors of NTIC and an automatic annual grant of $10,000 in options to purchase shares of NTIC common stock to NTIC’s Chairman of the Board in consideration for his services as Chairman, in each case on the first day of each fiscal year, and automatic initial pro rata grants of $50,000 in options to purchase shares of NTIC common stock to NTIC’s new directors in consideration for their services as directors of NTIC on the first date of their appointment as directors, options and other awards granted in the future under the Northern Technologies International Corporation 2019 Stock Incentive Plan are within the discretion of the Board of Directors and the Compensation Committee of the Board of Directors and, therefore, cannot be ascertained at this time. No future grants of options or other stock awards will be made under the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,127,968	(1)(2)	$9.63	583,923	(3)

Equity compensation plans not approved by security holders	–		–	–
Total	1,127,968	(1)(2)	$9.63	583,923	(3)

__________________________

(1)	Amount includes 827,198 shares of NTIC common stock issuable upon the exercise of stock options outstanding as of August 31, 2020 under the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan and 300,770 shares of NTIC common stock issuable upon the exercise of stock options outstanding as of August 31, 2020 under the Northern Technologies International Corporation 2019 Stock Incentive Plan.
(2)	Excludes employee stock purchase rights accruing under the Northern Technologies International Corporation Employee Stock Purchase Plan. Under such plan, each eligible employee may purchase up to 2,000 shares of NTIC common stock at semi-annual intervals on February 28th or 29th (as the case may be) and August 31st each year at a purchase price per share equal to 90% of the lower of (i) the closing sales price per share of NTIC common stock on the first day of the offering period or (ii) the closing sales price per share of NTIC common stock on the last day of the offering period.
(3)	Amount includes 499,230 shares available as of August 31, 2020 for future issuance under Northern Technologies International Corporation 2019 Stock Incentive Plan and 84,693 shares available at August 31, 2020 for future issuance under the Northern Technologies International Corporation Employee Stock Purchase Plan.

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CORPORATE GOVERNANCE

________________

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found on the “Investor Relations—Corporate Governance” section of our corporate website www.ntic.com. Among the topics addressed in our Corporate Governance Guidelines are:

•	Board size, composition and qualifications	•	Retirement and resignation policy
•	Selection of directors	•	Change of principal occupation and board memberships
•	Board leadership	•	Board compensation
•	Board committees	•	Stock ownership by directors and executive officers
•	Board and committee meetings	•	Loans to directors and executive officers
•	Executive sessions of independent directors	•	CEO evaluation
•	Meeting attendance by directors and non-directors	•	Board and committee evaluation
•	Appropriate information and access	•	Director continuing education
•	Ability to retain advisors	•	Succession planning
•	Conflicts of interest and director independence	•	Related person transactions
•	Board interaction with corporate constituencies	•	Communications with directors
•	Retirement and term limits

Board Leadership Structure

Under our Corporate Governance Guidelines, the office of Chairman of the Board and Chief Executive Officer may or may not be held by one person. The Board of Directors believes it is best not to have a fixed policy on this issue and that it should be free to make this determination based on what it believes is best under the circumstances. However, the Board of Directors strongly endorses the concept of an independent director being in a position of leadership. Under our Corporate Governance Guidelines, if at any time the Chief Executive Officer and Chairman of the Board positions are held by the same person, the Board of Directors will elect an independent director as a lead independent director.

G. Patrick Lynch currently serves as our President and Chief Executive Officer, and Richard J. Nigon serves as our non-executive Chairman of the Board. Because the Chief Executive Officer and Chairman of the Board positions currently are not held by the same person, we do not have a lead independent director. We currently believe this leadership structure is in the best interests of NTIC and our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to-day-leadership and performance of NTIC and the Chairman’s responsibility to provide oversight of NTIC’s corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board of Directors meetings.

At each regular Board of Directors meeting, our independent directors meet in executive session with no company management present during a portion of the meeting. After each such executive session, our Chairman of the Board provides our Chief Executive Officer with any actionable feedback from our independent directors.

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Director Independence

The Board of Directors has affirmatively determined that six of NTIC’s current eight directors are “independent directors” under the Listing Rules of the Nasdaq Stock Market: Nancy E. Calderon, Sarah E. Kemp, Soo-Keong Koh, Sunggyu Lee, Ph.D., Richard J. Nigon and Konstantin von Falkenhausen.

The Board of Directors additionally made the affirmative determination that Barbara D. Colwell, who did not stand for re-election at our 2020 Annual Meeting of Stockholders held on January 17, 2020, was an “independent director” under the Listing Rules of the Nasdaq Stock Market.

In making these affirmative determinations that such individuals are “independent directors,” the Board of Directors reviewed and discussed information provided by the directors and by NTIC with regard to each director’s business and personal activities as they may relate to NTIC and NTIC’s management.

Board Meetings and Attendance

The Board of Directors met four times during the fiscal year ended August 31, 2020. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all Board committees on which the director served.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. The Board of Directors, from time to time, may establish other committees to facilitate the management of NTIC and may change the composition and responsibilities of our existing committees. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found on the “Investor Relations—Corporate Governance” section of our corporate website www.ntic.com.

The following table summarizes the current membership of each of our three Board committees.

Director	Audit	Compensation	Nominating and Corporate Governance
Nancy E. Calderon	√	–	–
Sarah E. Kemp	–	–	Chair
Soo-Keong Koh	–	–	√
Sunggyu Lee, Ph.D.	–	√	–
G. Patrick Lynch	–	–	–
Ramani Narayan, Ph.D.	–	–	–
Richard J. Nigon	Chair	√	√
Konstantin von Falkenhausen	√	Chair	–

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Audit Committee

Responsibilities. The Audit Committee provides assistance to the Board of Directors in fulfilling its responsibilities for oversight, for quality and integrity of the accounting, auditing, reporting practices, systems of internal accounting and financial controls, the annual independent audit of our financial statements, and the legal compliance and ethics programs of NTIC as established by management. The Audit Committee’s primary responsibilities include:

•	Overseeing our financial reporting process, internal control over financial reporting and disclosure controls and procedures on behalf of the Board of Directors;

•	Having sole authority to appoint, retain and oversee the work of our independent registered public accounting firm and establish the compensation to be paid to the firm;

•	Reviewing and pre-approving all audit services and permissible non-audit services to be provided to NTIC by our independent registered public accounting firm;

•	Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	Overseeing the establishment and administration of (including the grant of any waiver from) a written code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Audit Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Audit Committee are Ms. Calderon, Mr. Nigon and Mr. von Falkenhausen. Mr. Nigon is the chair of the Audit Committee. Ms. Colwell, who did not stand for re-election at our 2020 Annual Meeting of Stockholders held on January 17, 2020, served on the Audit Committee prior to such date.

Each member of the Audit Committee who served during fiscal 2020 is considered “independent” for purposes of membership on audit committees pursuant to the Listing Rules of the Nasdaq Stock Market and the rules and regulations of the SEC and is “financially literate” as required by the Listing Rules of the Nasdaq Stock Market. In addition, the Board of Directors has determined that Ms. Calderon and Mr. Nigon qualify as “audit committee financial experts” as defined by the rules and regulations of the SEC and meet the qualifications of “financial sophistication” under the Listing Rules of the Nasdaq Stock Market as a result of their extensive financial backgrounds and various financial positions they have held throughout their respective careers. Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board of Directors.

Meetings. The Audit Committee met four times during fiscal 2020 and once in executive session with Baker Tilly, our independent registered public accounting firm.

Audit Committee Report. This report is furnished by the Audit Committee of the Board of Directors with respect to NTIC’s financial statements for the fiscal year ended August 31, 2020.

One of the purposes of the Audit Committee is to oversee NTIC’s accounting and financial reporting processes and the audit of NTIC’s annual financial statements. NTIC’s management is responsible for the preparation and presentation of complete and accurate financial statements. NTIC’s independent registered public accounting firm, Baker Tilly US, LLP, is responsible for performing an independent audit of NTIC’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

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In performing its oversight role, the Audit Committee has reviewed and discussed NTIC’s audited financial statements for the fiscal year ended August 31, 2020 with NTIC’s management. Management represented to the Audit Committee that NTIC’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with Baker Tilly US, LLP, NTIC’s independent registered public accounting firm, the matters required to be discussed under Public Company Accounting Oversight Board standards. The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly US, LLP’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Baker Tilly US, LLP its independence and concluded that the independent registered public accounting firm is independent from NTIC and NTIC’s management.

Based on the review and discussions of the Audit Committee described above, in reliance on the unqualified opinion of Baker Tilly US, LLP regarding NTIC’s audited financial statements, and subject to the limitations on the role and responsibilities of the Audit Committee discussed above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that NTIC’s audited financial statements for the fiscal year ended August 31, 2020 be included in its Annual Report on Form 10-K for the fiscal year ended August 31, 2020 for filing with the Securities and Exchange Commission.

This report is dated as of November 6, 2020.

Audit Committee

Richard J. Nigon, Chair

Nancy E. Calderon

Konstantin von Falkenhausen

Other Information. Additional information regarding the Audit Committee and our independent registered public accounting firm is disclosed under the “Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm” section of this proxy statement.

Compensation Committee

Responsibilities. The Compensation Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility relating to compensation of our Chief Executive Officer and other executive officers and administers our equity compensation plans. The Compensation Committee’s primary responsibilities include:

•	recommending to the Board of Directors for its determination the annual salaries, incentive compensation, long-term compensation and any and all other compensation applicable to our executive officers;

•	establishing and, from time to time, reviewing and revising corporate goals and objectives with respect to compensation for our executive officers and establishing and leading a process for the full Board of Directors to evaluate the performance of our executive officers in light of those goals and objectives;

•	administering our equity compensation plans and recommending to the Board of Directors for its determination grants of options or other equity-based awards for executive officers, employees and independent consultants under our equity compensation plans;

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•	reviewing our policies with respect to employee benefit plans; and

•	establishing and, from time to time, reviewing and revising processes and procedures for the consideration and determination of executive compensation.

The Compensation Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities, and prior to doing so, assesses the independence of such experts and advisors from management.

Composition. The current members of the Compensation Committee are Dr. Lee, Mr. Nigon and Mr. von Falkenhausen. Mr. von Falkenhausen is the current Chair of the Compensation Committee.

The Board of Directors has determined that each of the members of the Compensation Committee who served during fiscal 2020 is considered an “independent director” under the Listing Rules of the Nasdaq Stock Market, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and otherwise independent under the rules and regulations of the SEC.

Processes and Procedures for Consideration and Determination of Executive Compensation. As described in more detail above under “—Responsibilities,” the Board of Directors has delegated to the Compensation Committee the responsibility, among other things, to recommend to the Board of Directors any and all compensation payable to our executive officers, including annual salaries, incentive compensation and long-term incentive compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the Compensation Committee are not considered final and are subject to final review and approval by the entire Board of Directors. Under the terms of its formal written charter, the Compensation Committee has the power and authority, to the extent permitted by our Bylaws and applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

Our President and Chief Executive Officer and our Chief Financial Officer assist the Compensation Committee in gathering compensation related data regarding our executive officers and making recommendations to the Compensation Committee regarding the form and amount of compensation to be paid to each executive officer. In making final recommendations to the Board of Directors regarding compensation to be paid to our executive officers, the Compensation Committee considers the recommendations of our President and Chief Executive Officer and our Chief Financial Officer, but also considers other factors, such as its own views as to the form and amount of compensation to be paid, the achievement by NTIC of pre-established performance objectives, the general performance of NTIC and the individual officers, the performance of NTIC’s stock price and other factors that may be relevant. Neither management nor the Compensation Committee engaged a compensation consultant.

Final deliberations and decisions by the Compensation Committee regarding its recommendations to the Board of Directors of the form and amount of compensation to be paid to our executive officers are made by the Compensation Committee, without the presence of any executive officer of NTIC. In making final decisions regarding compensation to be paid to our executive officers, the Board of Directors considers the same factors and gives considerable weight to the recommendations of the Compensation Committee.

Meetings. The Compensation Committee met two times during fiscal 2020.

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Nominating and Corporate Governance Committee

Responsibilities. The primary responsibilities of the Nominating and Corporate Governance Committee include:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending director nominees for each annual meeting of our stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;

•	being aware of best practices in corporate governance matters;

•	developing and overseeing an annual Board of Directors and Board committee evaluation process; and

•	establishing and leading a process for determination of the compensation applicable to the non-employee directors on the Board.

The Nominating and Corporate Governance Committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Composition. The current members of the Nominating and Corporate Governance Committee are Ms. Kemp, Mr. Koh and Mr. Nigon. Ms. Kemp is the chair of the Nominating and Corporate Governance Committee. Mr. Koh served as chair of the Nominating and Corporate Governance Committee during fiscal 2020 and until November 2020. Ms. Colwell, who did not stand for re-election at our 2020 Annual Meeting of Stockholders held on January 17, 2020, served on the Nominating and Corporate Governance Committee prior to such date.

The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee who served during fiscal 2020 is considered an “independent director” under the Listing Rules of the Nasdaq Stock Market.

Processes and Procedures for Consideration and Determination of Director Compensation. As mentioned above under “—Responsibilities,” the Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility, among other things, to review and make recommendations to the Board of Directors concerning compensation for non-employee members of the Board of Directors, including but not limited to retainers, meeting fees, committee chair and member retainers and equity compensation. Decisions regarding director compensation made by the Nominating and Corporate Governance Committee are not considered final and are subject to final review and approval by the entire Board of Directors. Under the terms of its formal written charter, the Nominating and Corporate Governance Committee has the power and authority, to the extent permitted by our Bylaws and applicable law, to delegate all or a portion of its duties and responsibilities to a subcommittee of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole.

In making recommendations to the Board of Directors regarding compensation to be paid to our non-employee directors, the Nominating and Corporate Governance Committee considers fees and other compensation paid to directors of comparable public companies, the number of board and committee meetings that our directors are expected to attend, and other factors that may be relevant. In making final decisions regarding non-employee director compensation, the Board of Directors considers the same factors and the recommendation of the Nominating and Corporate Governance Committee.

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Meetings. The Nominating and Corporate Governance Committee met two times during fiscal 2020.

Director Nominations Process

Pursuant to a Director Nominations Process adopted by the Board of Directors, in selecting nominees for the Board of Directors, the Nominating and Corporate Governance Committee first determines whether the incumbent directors are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that NTIC and its stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into NTIC’s affairs that they have accumulated during their tenure with NTIC. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director if the director wishes to continue his or her service with the Board, the director continues to satisfy the criteria for membership on the Board that the Nominating and Corporate Governance Committee generally views as relevant and considers in deciding whether to re-nominate an incumbent director or nominate a new director, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board, and there are no special, countervailing considerations against re-nomination of the director.

Pursuant to a Director Nominations Process adopted by the Board of Directors, in identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee solicits recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of the Board of Directors and our senior management and advisors to NTIC. In addition, from time to time, if appropriate, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying and evaluating qualified candidates.

The Nominating and Corporate Governance Committee reviews and evaluates each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee solicits the views of our management, other Board members, and other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by our stockholders. For more information, see the information set forth under “Stockholder Proposals and Director Nominations for the 2022 Annual Meeting of Stockholders ─ Director Nominations for 2022 Annual Meeting.” The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of NTIC and the Board of Directors. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include whether the candidate is an “independent director” under the Listing Rules of the Nasdaq Stock Market and meets any other applicable independence tests under the federal securities laws and rules and regulations of the SEC; whether the candidate is “financially literate” and otherwise meets the requirements for serving as a member of an audit committee under the Listing Rules of the Nasdaq Stock Market; whether the candidate is “financially sophisticated” under the Listing Rules of the Nasdaq Stock Market and an “audit committee financial expert” under the federal securities laws and the rules and regulations of the SEC; the needs of NTIC with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of our business and its industry; the candidate’s ability and willingness to devote adequate time to the work of the Board of Directors and its committees; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of NTIC; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise, background and other attributes; and the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

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While we do not have a formal stand-alone diversity policy in considering whether to recommend any director nominee, including candidates recommended by stockholders, and the Board of Directors has not adopted a formal definition of diversity, the Board’s diversity is a consideration in the director nomination process. As discussed above, the Nominating and Corporate Governance Committee considers the factors described above, including the candidate’s diversity of experiences, expertise, background and other attributes. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, expertise, backgrounds and other attributes. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board of Directors believes that the backgrounds and qualifications of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

For this year’s election, the Board of Directors has nominated eight individuals. All are incumbent nominees who collectively bring tremendous diversity to the Board. Each nominee is a strategic thinker and has varying, specialized experience in the areas relevant to NTIC and its businesses. Moreover, their collective experience covers a wide range of geographies and industries, and roles in academia, corporate governance and government. The eight director nominees range in age from 53 to 72; two of the eight director nominees are women; three are of Asian descent; one is a citizen of Singapore; one is a citizen of the Republic of Korea and one is a citizen of Germany.

Board Oversight of Risk

The Board of Directors as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board of Directors. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. The areas of risk that we focus on include operational, financial (accounting, credit, liquidity and tax), legal, compensation, competitive, health, safety, environmental, economic, political and reputational risks.

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The standing committees of the Board of Directors oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to NTIC. The Compensation Committee is responsible for overseeing risks and exposures associated with our executive compensation programs and arrangements and management succession planning. The Nominating and Corporate Governance Committee oversees risks relating to our corporate governance matters, director compensation programs and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for NTIC. The involvement of the full Board of Directors each year in establishing our key corporate business strategies and annual fiscal budget is a key part of the Board of Directors’ assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for NTIC.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for NTIC for a number of reasons, including: (1) general risk oversight by the full Board of Directors in connection with its role in reviewing our key business strategies and monitoring on an on-going basis the implementation of our key business strategies; (2) more detailed oversight by our standing Board committees that are currently comprised of and chaired by our independent directors, and (3) the focus of our Chairman of the Board on allocating appropriate Board agenda time for discussion regarding the implementation of our key business strategies and specifically risk management.

Code of Ethics

The Board of Directors has adopted a Code of Ethics, which applies to all of our directors, executive officers, including our Chief Executive Officer and Chief Financial Officer, and other employees, and meets the requirements of the SEC and the Nasdaq Stock Market. A copy of our Code of Ethics is available on the “Investor Relations—Corporate Governance” section of our corporate website www.ntic.com.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

Although a regular Board of Directors meeting is generally held on the day of each annual meeting of stockholders, this meeting is typically held by telephone. It is the policy of the Board of Directors that if a regular in-person Board of Directors meeting occurs on the day of the annual meeting of stockholders, directors standing for re-election should attend the annual meeting of stockholders, if their schedules permit. Since a telephonic Board meeting was held on the day of last year’s annual meeting of stockholders, the only directors who attended the meeting were Mr. Nigon and Mr. Lynch.

Complaint Procedures

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by NTIC regarding accounting, internal accounting controls or auditing matters, and the submission by our employees, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Our personnel with such concerns are encouraged to discuss their concerns with our outside legal counsel, who in turn will be responsible for informing the Audit Committee.

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Process Regarding Stockholder Communications with Board of Directors

Stockholders may communicate with the Board of Directors or any one particular director by sending correspondence, addressed to NTIC’s Corporate Secretary, Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, MN 55014 with an instruction to forward the communication to the Board of Directors or one or more particular directors. NTIC’s Corporate Secretary will promptly forward all such stockholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

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DIRECTOR COMPENSATION

________________

Summary of Cash and Other Compensation

The table below provides summary information concerning the compensation of each individual who served as a director of NTIC during the fiscal year ended August 31, 2020, other than G. Patrick Lynch, our President and Chief Executive Officer, who was not compensated separately for serving on the Board of Directors during fiscal 2020. His compensation during fiscal 2020 for serving as an executive officer of NTIC is set forth under “Executive Compensation” included elsewhere in this proxy statement.

DIRECTOR COMPENSATION – FISCAL 2020

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Nancy E. Calderon	$36,125	$41,663	$–	$77,788
Barbara D. Colwell	19,250	0	–	19,250
Sarah E. Kemp	32,375	41,663	–	74,038
Soo-Keong Koh	34,000	50,000	–	84,000
Sunggyu Lee, Ph.D.	32,000	0	–	32,000
Ramani Narayan, Ph.D.	29,000	50,000	144,000	223,000
Richard J. Nigon	62,500	60,002	–	122,502
Konstantin von Falkenhausen	43,500	50,000	–	93,500

__________________________

(1)	The amounts in this column do not reflect compensation actually received by the directors nor do they reflect the actual value that will be recognized by the directors. Instead, the amounts reflect the grant date fair value for option grants made by us in fiscal 2020, as calculated in accordance with FASB ASC Topic 718.

On September 1, 2019, each then current director, other than Ms. Colwell, Dr. Lee and Mr. Lynch, received a stock option to purchase 11,737 shares of our common stock at an exercise price of $10.80 per share granted under the Northern Technologies International Corporation 2019 Stock Incentive Plan, the material terms of which are described in more detail under “Executive Compensation—Stock Incentive Plans.” These options vested in full on September 1, 2020 and will expire on August 31, 2029 or earlier in the case of a director whose service as a director is terminated prior to such date. In addition, on September 1, 2019, Mr. Nigon received an additional stock option to purchase 2,348 shares of our common stock in consideration for his service as Chairman of the Board. The terms of this stock option are identical to the other director stock options granted on that date. See “—Non-Employee Director Compensation Program—Stock Options.” The grant date fair value associated with these awards and as calculated in accordance with FASB ASC Topic 718 is determined based on our Black-Scholes option pricing model. The grant date fair value per share for the options granted on September 1, 2019 was $4.26 and was determined using the following specific assumptions: risk free interest rate: 1.40%; expected life: 10.0 years; expected volatility: 45.2%; and expected dividend yield: 0%.

On October 22, 2019, Ms. Calderon and Ms. Kemp received stock options to purchase 8,366 shares of our common stock at an exercise price of $12.09 per share granted under the Northern Technologies International Corporation 2019 Stock Incentive Plan. These options vested in full on October 22, 2020 and will expire on October 21, 2029 or earlier in the case of a director whose service as a director is terminated prior to such date. The grant date fair value associated with these awards and as calculated in accordance with FASB ASC Topic 718 is determined based on our Black-Scholes option pricing model. The grant date fair value per share for the options granted on October 22, 2019 was $4.98 and was determined using the following specific assumptions: risk free interest rate: 1.57%; expected life: 10.0 years; expected volatility: 45.5%; and expected dividend yield: 0%.

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(2)	The table below provides information regarding the aggregate number of options to purchase shares of our common stock outstanding at August 31, 2020 and held by each of the directors listed in the Director Compensation Table. Note that because of the grant date, neither the Director Compensation Table nor the table below reflect option grants on September 1, 2020. See “—Non-Employee Director Compensation Program—Stock Options.” Share and per share data have been adjusted to reflect our two-for-one stock split that was effective June 28, 2019.

Name	Aggregate Number Of Securities Underlying Options	Exercisable/ Unexercisable	Exercise Price(s)	Expiration Date(s)
Nancy E. Calderon	8,366	0/8,366	$12.09	10/21/2029
Barbara D. Colwell	–	–	–	–
Sarah E. Kemp	8,366	0/8,366	$12.09	10/21/2029
Soo-Keong Koh	57,283	45,546/11,737	$6.70–18.23	08/31/2023–8/31/2029
Sunggyu Lee, Ph.D.	8,000	8,000/0	$7.35	8/31/2023
Ramani Narayan, Ph.D.	57,283	45,546/11,737	$6.70–18.23	08/31/2023–8/31/2029
Richard J. Nigon	80,741	66,656/14,085	$6.70–18.23	08/31/2023–8/31/2029
Konstantin von Falkenhausen	63,283	51,546/11,737	$5.125–18.23	11/15/2022–8/31/2029

(3)	We do not provide perquisites or other personal benefits to our directors. The amounts reflected for Dr. Narayan reflects consulting fees paid during the fiscal year ended August 31, 2020 as described in more detail below under “—Consulting Agreement.”

Non-Employee Director Compensation Program

Overview. Our non-employee directors for purposes of our director compensation program currently consist of Nancy E. Calderon, Sarah E. Kemp, Soo-Keong Koh, Sunggyu Lee, Ph.D., Ramani Narayan, Ph.D., Richard J. Nigon and Konstantin von Falkenhausen. Our non-employee directors for fiscal 2020 were Nancy E. Calderon, Barbara D. Colwell, Sarah E. Kemp, Soo-Keong Koh, Sunggyu Lee, Ph.D., Ramani Narayan, Ph.D., Richard J. Nigon and Konstantin von Falkenhausen. Nancy E. Calderon and Sarah E. Kemp joined the Board of Directors in October 2019. Barbara D. Colwell did not stand for re-election at our 2020 Annual Meeting of Stockholders held on January 17, 2020.

We use a combination of cash and long-term equity-based incentive compensation in the form of annual stock option grants to attract and retain qualified candidates to serve on the Board of Directors. In setting non-employee director compensation, we follow the processes and procedures described under “Corporate Governance—Nominating and Corporate Governance Committee—Processes and Procedures for the Determination of Director Compensation.”

Cash Retainers and Meeting Fees. Each of our non-employee directors receives annual cash retainers and meeting fees. The following table sets forth the annual cash retainers paid to our non-employee directors during fiscal 2020:

Description	Annual Cash Retainer
Non-employee Board Member	$25,000
Chairman of the Board	15,000
Audit Committee Chair	5,000
Audit Committee Member (including Chair)	4,500
Compensation Committee Chair	4,000
Compensation Committee (including Chair)	3,000
Nominating and Corporate Governance Committee Chair	2,000
Nominating and Corporate Governance Committee (including Chair)	3,000

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Each of our non-employee directors also receives $1,000 for each Board, Board committee and strategy review meeting attended. No director, however, earns more than $1,000 per day in Board, Board committee and strategy review meeting fees.

Stock Options. Pursuant to our non-employee director compensation program, each non-employee director who is expected to stand for re-election at the next annual meeting of stockholders, is automatically granted a ten-year non-qualified option to purchase $50,000 in shares of our common stock on the first day of each fiscal year in consideration for his or her service as a director of NTIC, and the Chairman of the Board is automatically granted an additional ten-year non-qualified option to purchase $10,000 in shares of our common stock on the first day of each fiscal year in consideration for his or her services as Chairman. In addition, each new non-employee director is automatically granted a ten-year non-qualified option to purchase a pro rata portion of $50,000 shares of our common stock calculated by dividing the number of months remaining in the fiscal year at the time of election or appointment by 12 on the date the director is first elected or appointed as a director of NTIC. The number of shares of common stock underlying the options is determined based on the grant date fair value of the options. Each option becomes exercisable in full on the one-year anniversary of the grant date. The exercise price of such options is equal to the fair market value of a share of our common stock on the grant date.

Each non-employee director of NTIC as of the first day of fiscal 2020, September 1, 2019, received a stock option award pursuant to this program, with the exception of Dr. Lee, who has rejected option grants to directors in connection with his services as a director of NTIC since 2014, and Ms. Colwell, who did not stand for re-election at our 2020 Annual Meeting of Stockholders held on January 17, 2020. Each of Ms. Calderon and Ms. Kemp received options to purchase 8,366 shares of our common stock on October 22, 2019 as a result of her initial election to the Board of Directors on such date. More recently, each current non-employee director of NTIC as of the first day of fiscal 2021, September 1, 2020, received a stock option award pursuant to this program, with the exception of Dr. Lee. These stock options will vest in full on the first anniversary of the grant date.

Under the terms of our stock incentive plan, unless otherwise provided in a separate agreement or modified in connection with the termination of a director’s service, if a director’s service with NTIC terminates for any reason, the unvested portion of options then held by the director will immediately terminate and the director’s right to exercise the then vested portion will:

•	immediately terminate if the director’s service relationship with NTIC terminated for “cause”;

•	continue for a period of 12 months if the director’s service relationship with NTIC terminates as a result of the director’s death, disability or retirement; or

•	continue for a period of three months if the director’s service relationship with NTIC terminates for any reason, other than for cause or upon the director’s death, disability or retirement.

We refer you to note (1) to the “Director Compensation Table” for a summary of all option grants to our non-employee directors during the fiscal year ended August 31, 2020 and note (2) to the “Director Compensation Table” for a summary of all options to purchase shares of our common stock held by our non-employee directors as of August 31, 2020.

Reimbursement of Expenses. All of our directors are reimbursed for travel expenses for attending meetings and other miscellaneous out-of-pocket expenses incurred in performing their Board of Directors functions.

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Consulting Agreement

NTIC, Bioplastic Polymers LLC and Dr. Narayan are parties to a consulting agreement pursuant to which Dr. Narayan provides certain consulting services to us relating to our Natur-Tec® business and bioplastics program. The consulting agreement sets out terms for clear separation between Dr. Narayan’s work at Michigan State University and any related inventions and his work with us and related inventions. In exchange for the consulting services, we pay Dr. Narayan $12,000 per month. The term of the consulting agreement is five years, and unless earlier terminated by the parties, will terminate on January 11, 2022. Either party may terminate the consulting agreement earlier upon 30 days prior written notice. The consulting agreement will terminate automatically upon the death of Dr. Narayan or in the event of his disability that prevents him from performing the consulting services under the agreement. We paid consulting fees to Bioplastic Polymers LLC, which is owned by Ramani Narayan, Ph.D., in the aggregate amount of $144,000 during the fiscal year ended August 31, 2020.

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EXECUTIVE COMPENSATION

________________

Compensation Review

In this Compensation Review, we describe the key principles and approaches we use to determine elements of compensation paid to, awarded to and earned by G. Patrick Lynch, who serves as our President and Chief Executive Officer (referred to as our “CEO”), and Matthew C. Wolsfeld, who serves as our Chief Financial Officer (referred to as our “CFO”). Their compensation is set forth in the Summary Compensation Table found later in this proxy statement. The CEO and CFO are the only two individuals who have been designated by our Board of Directors as “executive officers” of NTIC within the meaning of the federal securities laws. This Compensation Review should be read in conjunction with the accompanying compensation tables, corresponding notes and narrative discussion, as they provide additional information and context to our compensation disclosures. We refer to the CEO and CFO in this proxy statement as our “named executive officers” or “executives.”

When reading this Compensation Review, please note that we are a “smaller reporting company” under the federal securities laws and are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of Regulation S-K. This Compensation Review is intended to supplement the SEC-required disclosure, which is included below this section, and it is not a Compensation Discussion and Analysis.

Executive Summary

One of our key executive compensation objectives is to link pay to performance by aligning the financial interests of our executives with those of our stockholders and by emphasizing pay for performance in our compensation programs. We believe we accomplish this objective primarily through our annual bonus plan, which compensates executives for achieving annual corporate financial goals and individual goals.

Our fiscal 2020 total net sales decreased 14.5% to $47,638,691 compared to fiscal 2019 and NTIC incurred a net loss attributable to NTIC of $(1,362,709), or $(0.15) per diluted common share, for fiscal 2020 compared to net income attributable to NTIC of $5,209,622, or $0.55 per diluted common share.

Total compensation for our named executive officers for fiscal 2020 increased approximately 1.5% compared to fiscal 2019, primarily as a result of increased stock option grants, which were made in partial payment for their anticipated bonuses under our annual bonus plan.

Compensation Highlights and Best Practices

Our compensation practices include many best pay practices that support our executive compensation objectives and principles and benefit our stockholders, such as the following:

•	Pay for performance. We tie compensation directly to financial performance. Our annual bonus plan pays out only if a certain minimum adjusted earnings threshold is met, and the payouts are completely dependent upon our actual adjusted earnings.

•	At-risk pay. A significant portion of executives’ compensation is “performance-based” or “at risk.” For fiscal 2020, 40% of total compensation for our named executive officers was performance-based, assuming grant date fair values for equity awards.

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•	Equity-based pay. A significant portion of executives’ compensation is “equity-based” and in the form of stock-based incentive awards. For fiscal 2020, 33% of total compensation for our named executive officers was equity-based, assuming grant date fair values for equity awards.

•	Clawback policy. Our stock incentive plan and related award agreements include a “clawback” mechanism to recoup incentive compensation if it is determined that executives engaged in certain conduct adverse to our interests. In addition, in August 2018, we adopted a clawback policy pursuant to which we may recover certain incentive compensation from current or former executive officers in the event a financial metric used to determine the vesting or payment of incentive compensation to an executive was calculated incorrectly or the executive engaged in egregious conduct that is substantially detrimental to NTIC.

•	No tax gross-ups. We do not provide any tax “gross-up” payments in connection with any compensation, benefits or perquisites provided to our executives.

•	Limited perquisites. We provide only limited perquisites to our executives.

•	No hedging or pledging. We prohibit our executives from engaging in hedging transactions, such as short sales, transactions in publicly traded options, such as puts, calls and other derivatives, and pledging our common stock in any significant respect.

Say-on-Pay Vote

At our 2020 Annual Meeting of Stockholders, our stockholders had the opportunity to provide an advisory vote on the compensation paid to our named executive officers, or a “say-on-pay” vote. Of the votes cast by our stockholders, over 99% were in favor of our “say-on-pay” proposal. Accordingly, the Compensation Committee generally believes that these results affirmed stockholder support of our approach to executive compensation and did not believe it was necessary to make, and therefore has not made, any changes to our executive pay program solely in response to that vote. In accordance with the result of the advisory vote on the frequency of the say-on-pay vote, which was conducted at our 2020 Annual Meeting of Stockholders, our Board of Directors has determined that we will conduct an executive compensation advisory vote every year. Accordingly, the next say-on-pay vote will occur at our 2022 Annual Meeting of Stockholders. Our next vote on the frequency of the say-on-pay vote will occur at our 2026 Annual Meeting of Stockholders.

Executive Compensation Objectives

Our guiding compensation philosophy is to maintain an executive compensation program that allows us to attract, retain, motivate and reward qualified and talented executives that will enable us to grow our business, achieve our annual, long-term and strategic goals and drive long-term stockholder value.

The following core principles provide a framework for our executive compensation program:

•	Align interests of our executives with stockholder interests;

•	Integrate compensation with our business plans and strategic goals;

•	Link amount of compensation to both company and individual performance; and

•	Provide fair and competitive compensation opportunities that attract and retain executives.

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How We Make Compensation Decisions

There are several elements to our executive compensation decision-making, which we believe allow us to most effectively implement our compensation philosophy. Each of these elements and their roles are described briefly below.

Role of the Compensation Committee. The Compensation Committee, which is comprised solely of independent directors, oversees our executive compensation program. Within its duties, the Compensation Committee recommends compensation for the CEO and CFO. In doing so, the Compensation Committee:

•	Approves and recommends that the Board approve the total executive compensation package for each executive, including his base salary, annual bonus payout and annual stock option awards;

•	Approves and recommends that the Board approve the terms of our annual bonus plan;

•	Approves and recommends that the Board approve annual stock option grants;

•	Evaluates market competitiveness of our executive compensation program; and

•	Evaluates proposed significant changes to all other elements of our executive compensation program.

In setting or recommending executive compensation for our executives, the Compensation Committee considers the following primary factors:

•	each executive’s position within NTIC and the level of responsibility;

•	the ability of the executive to impact key business initiatives;

•	the executive’s individual experience and qualifications;

•	company performance, as compared to specific pre-established objectives;

•	individual performance, generally and as compared to specific pre-established objectives;

•	the executive’s current and historical compensation levels;

•	advancement potential and succession planning considerations;

•	an assessment of the risk that the executive would leave NTIC and the harm to our business initiatives if the executive left;

•	the retention value of executive equity holdings, including outstanding stock options;

•	the dilutive effect on the interests of our stockholders of long-term equity-based incentive awards; and

•	anticipated share-based compensation expense as determined under applicable accounting rules.

The Compensation Committee also considers the recommendations of the CEO with respect to executive compensation to be paid to other executives and employees. The significance of any individual factor described above in setting executive compensation will vary from year to year and may vary among our executives. In making its final decision regarding the form and amount of compensation to be paid to our named executive officers (other than the CEO), the Compensation Committee considers and gives great weight to the recommendations of the CEO recognizing that due to his reporting and otherwise close relationship with each executive and employee, the CEO often is in a better position than the Compensation Committee to evaluate the performance of each executive (other than himself). In making its final decision regarding the form and amount of compensation to be paid to the CEO, the Compensation Committee considers the results of the CEO’s self-review and his individual annual performance review by the Compensation Committee and the recommendations of our non-employee directors. The CEO’s compensation is approved by the Board of Directors (with the CEO abstaining), upon recommendation of the Compensation Committee.

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Role of Management. Management’s role is to provide current compensation information to the Compensation Committee and provide analysis and recommendations on executive compensation to the Compensation Committee based on the executive’s level of professional experience; the executive’s duties and responsibilities; individual performance; tenure; and historic corporate performance. None of our executives, including the CEO, provides input or recommendations with respect to his own compensation.

Use of Market Data. Since there are no public companies of which NTIC is aware that are substantially similar to NTIC, in terms of its business, industry and corporate profile, the Compensation Committee has not used market data to review and evaluate executive compensation in any material respect. However, the Compensation Committee has historically used a group of peer companies with a market capitalization similar to NTIC and either in a similar industry or located in Minnesota.

Elements of Our Executive Compensation Program

Our executive compensation program for the fiscal year ended August 31, 2020 consisted of the following key elements:

•	Base salary;

•	Annual incentive compensation;

•	Long-term equity-based incentive compensation, in the form of stock options; and

•	All other compensation, including health and welfare benefits, retirement plans and perquisites.

The table below provides some of the key characteristics of and purpose for each element along with some key actions taken during fiscal 2020.

Element	Key Characteristics	Purpose	Key Fiscal 2020 Actions
Base Salary	A fixed amount, paid in cash and reviewed annually and, if appropriate, adjusted.	Provide a source of fixed income that is competitive and reflects scope and responsibility of the position held.	Our named executive officers received 1.5% increases to their fiscal 2019 annual base salaries.
Annual Incentive	A variable, short-term element of compensation that is typically payable in cash and is based on Adjusted EBITOI and individual performance goals.	Motivate and reward our executives for achievement of annual business results intended to drive overall company performance.	Messrs. Lynch and Wolsfeld received bonuses in the amount of $56,026 and $41,410, respectively, in each case representing 13% of their annual base salary. A portion of the annual incentive earned for fiscal 2020 was paid in the form of a stock option grant made at the beginning of fiscal 2020.

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Element	Key Characteristics	Purpose	Key Fiscal 2020 Actions
Long-Term Equity-Based Incentive	A variable, long-term element of compensation that is provided in the form of stock options. Stock options are time-based and vest annually over three years. Prior options granted on the one-year anniversary of the grant date.	Align the interests of our executives with the long-term interests of our stockholders; promote stock ownership and create significant incentives for executive retention.

In response to stockholder concerns, stock options now vest annually over three years instead of vesting in full on the one year anniversary of the grant date.

A portion of the fiscal 2020 stock option grant was intended as partial payout of the fiscal 2020 annual bonus program.

Health and Welfare Benefits	Includes health, dental and life insurance.	Provide competitive health and welfare benefits at a reasonable cost and promote employee health.	No significant changes were made.
Retirement Plans	Includes a 401(k) plan. We do not provide pension arrangements or post-retirement health coverage for our executives or employees. We also do not provide any nonqualified defined contribution or other deferred compensation plans.	Provide an opportunity for employees to save and prepare financially for retirement.	No significant changes were made.
Perquisites	Includes use of a company-owned automobile. We do not provide any other perquisites to our executives.	Assist in the attraction and retention of executives.	No significant changes were made.

We describe each key element of our executive compensation program in more detail in the following pages, along with the compensation decisions made in fiscal 2020.

Base Salary. We provide a base salary for our named executive officers, which, unlike some of the other elements of our executive compensation program, is not subject to company or individual performance risk. We recognize the need for most executives to receive at least a portion of their total compensation in the form of a guaranteed base salary that is paid in cash regularly throughout the year.

We initially fix base salaries for our executives at a level that we believe enables us to hire and retain them in a competitive environment and to reward satisfactory individual performance and a satisfactory level of contribution to our overall business objectives. The Compensation Committee reviews base salaries for our named executive officers each year typically in August and generally recommends to the Board of Directors any increases for the following fiscal year in August. Any increases in base salaries are effective as of September 1.

The Compensation Committee’s recommendations to the Board of Directors regarding the base salaries of our named executive officers are based on a number of factors, including:  the executive’s level of responsibility, prior experience and base salary for the prior year, the skills and experiences required by the position, length of service with NTIC, past individual performance, cost of living increases and other considerations the Compensation Committee deems relevant. The Compensation Committee also recognizes that in addition to the typical responsibilities and duties held by our executives, by virtue of their positions, our executives, due to the small number of our executives and employees, often possess additional responsibilities and perform additional duties that would be typically delegated to others in most organizations with additional personnel and resources.

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Annualized base salary rates for fiscal 2019 and fiscal 2020 for our named executive officers were as follows:

Name	Fiscal 2019	Fiscal 2020	% Change From Fiscal 2019
G. Patrick Lynch	$428,958	$435,393	1.5%
Matthew C. Wolsfeld	317,056	321,812	1.5%

An increase of 1.5% was determined appropriate in light of the increased responsibilities taken on by our executives and performance during fiscal 2019. The Board of Directors, upon recommendation of the Compensation Committee, recently set base salaries for fiscal 2021. Both Mr. Lynch’s and Mr. Wolsfeld’s base salaries for fiscal 2021 will remain the same as their respective base salaries for fiscal 2020.

Annual Incentive Compensation. In addition to base compensation, we provide our named executive officers the opportunity to earn annual incentive compensation based on the achievement of certain company and individual related performance goals. Our annual bonus program directly aligns the interests of our executive officers and stockholders by providing an incentive for the achievement of key corporate and individual performance measures that are critical to the success of NTIC and linking a significant portion of each executive’s annual compensation to the achievement of such measures.

Under the annual bonus plan for fiscal 2020, the total amount available under the bonus plan for all plan participants, including our two executive officers, as in past years, was a percent (25%) of NTIC’s earnings before interest, taxes and other income, as adjusted to take into account amounts to be paid under the bonus plan and certain other adjustments (referred to as “Adjusted EBITOI”). For fiscal 2020, the other adjustments included amounts paid under NTIC’s sales and management bonus plan and profit sharing plan and a portion of stock-based compensation expense. Also for fiscal 2020, the Board of Directors, upon recommendation of the Compensation Committee, approved an upward adjustment to the overall bonus pool to reflect superior performance on behalf of the management team in light of impacts to the business from the COVID-19 pandemic. As in past years, for fiscal 2020, for each named executive officer participant, 75% of the amount of their individual bonus payout was determined based upon their individual allocation percentage of the total amount available under the bonus plan, and 25% of their individual payout was determined based upon their achievement of certain pre-established but more qualitative individual performance objectives.

A plan participant’s individual allocation percentage of the total amount available under the bonus plan was based on the number of plan participants (which for fiscal 2020 was nine participants), the individual’s annual base salary for fiscal 2020 and the individual’s position and level of responsibility within NTIC. Individual allocation percentages ranged from approximately 1% to 22%. Mr. Lynch’s individual allocation percentage for fiscal 2020 was 22% and Mr. Wolsfeld’s individual allocation percentage for fiscal 2020 was 16% of a total management bonus pool of approximately $250,000.

Mr. Lynch’s individual performance objectives for fiscal 2020 related primarily to NTIC’s operations in China and other subsidiaries, management of pending litigation, improvement and maintenance of key joint venture relationships, improvement and maintenance of investors relations and retention and improvement of key personnel. Mr. Wolsfeld’s individual performance objectives for fiscal 2020 related primarily to investor relations, implementation of cost control measures, financial oversight of NTIC’s subsidiary in China, and management of NTIC’s Human Resources department. In the case of both Mr. Lynch and Mr. Wolsfeld, the Compensation Committee determined each executive achieved his individual performance objectives at a 100% achievement level.

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Mr. Lynch received a total cash bonus of $56,026 for fiscal 2020 and Mr. Wolsfeld received a total bonus of $41,410 for fiscal 2020. Additionally, a portion of the annual bonus earned was paid in the form of a stock option grant on September 1, 2019.

The structure and material terms of our annual bonus plan for fiscal 2021 are similar to the annual bonus plan for fiscal 2020. As in past years, the payment of bonuses under the plan for fiscal 2021 will be discretionary and may be paid to participants in cash and/or shares of NTIC common stock.

Long-Term Equity-Based Incentive Compensation. The long-term equity-based incentive compensation component of our executive compensation program consists of annual option grants to our executives and certain other employees. The stock options are typically granted on the first business day of each fiscal year.

Accordingly, on September 1, 2019, NTIC granted Mr. Lynch an option to purchase 58,651 shares of common stock and Mr. Wolsfeld an option to purchase 43,351 shares of common stock. These options vested in full on the first anniversary of the grant date. More recently, on September 1, 2020, NTIC granted Mr. Lynch an option to purchase 74,742 shares of common stock and Mr. Wolsfeld an option to purchase 55,244 shares of common stock. In response to stockholder concerns, these stock options vest annually over three years, as opposed to vesting in full on the first anniversary of the date of grant.

In determining the number of stock options to grant to our executives and other employees, the Board of Directors, upon recommendation of the Compensation Committee, considered the anticipated amount to be earned under the annual bonus plan and a portion of which it preferred to pay out in the form of a stock option grant and the total amount of stock-based compensation expense budgeted for such options and divided that amount by the grant date fair value per share to obtain a total option pool. Of the total option pool, the number of options to be granted to each executive and employee receiving options was then determined based on the individual’s base salary as a percentage of the total aggregate base salaries of all executive and employees receiving option grants.

The Compensation Committee’s primary objectives with respect to long-term equity-based incentive compensation are to align the interests of our executives with the long-term interests of our stockholders, promote stock ownership and create significant incentives for executive retention. Long-term equity-based incentives are intended to comprise a significant portion of each executive’s compensation package, consistent with our executive compensation objective to align the interests of our executives with the interests of our stockholders. For fiscal 2020, equity-based compensation comprised over 33% of the total compensation for Mr. Lynch and Mr. Wolsfeld, assuming grant date fair value for equity awards. All equity-based compensation granted to our executives and other employees is granted under our then current stockholder-approved stock incentive plan.

The Compensation Committee uses stock options as opposed to other equity-based incentive awards since the Compensation Committee believes that options effectively incentivize executives to maximize company performance, as the value of awards is directly tied to an appreciation in the value of our common stock. Stock options also provide an effective retention mechanism because of vesting provisions. An important objective of our long-term equity-based incentive program is to strengthen the relationship between the long-term value of our common stock and the potential financial gain for our executives. Stock options provide recipients with the opportunity to purchase our common stock at a price fixed on the grant date regardless of future market price. The vesting of our stock options is time-based – over three years and previously upon the one-year anniversary of the date of grant. Our policy is to grant options only with an exercise price equal to or more than the fair market value of our common stock on the grant date. Under the terms of our incentive plan, fair market value is defined as the mean between the reported high and low sale prices of our common stock as of the grant date at the end of the regular trading session, as reported on the Nasdaq Global Market. Because stock options become valuable only if the share price increases above the exercise price and the option holder remains employed during the period required for the option to vest, they provide an incentive for an executive to remain employed. In addition, stock options link a portion of an employee’s compensation to the interests of our stockholders by providing an incentive to achieve corporate goals and increase the market price of our common stock over the vesting period.

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Although we do not have any stock retention or ownership guidelines, the Board of Directors encourages our executives to have a financial stake in NTIC in order to align the interests of our executives with the interests of our stockholders. Through the grant of stock options, we seek to align the long-term interests of our executives with the long-term interests of our stockholders by creating a strong and direct link between compensation and long-term stockholder return. When our executives deliver returns to our stockholders, in the form of increases in our stock price or otherwise, stock options permit an increase in their compensation. We also believe that stock options enable our executives to achieve a meaningful equity ownership in NTIC and enable us to attract, retain and motivate our executives by maintaining competitive levels of total compensation. As described in more detail below, under the terms of our insider trading policy, our executives are prohibited from engaging in any hedging or significant pledging of their shares of our common stock.

All Other Compensation. It is generally our policy not to extend significant perquisites to our executives that are not available to our employees generally. The only significant perquisite that we provide to our executives is the personal use of a company-owned vehicle. Our executives also receive benefits, which are also received by our other employees, including participation in the Northern Technologies International Corporation 401(k) Plan and health, dental and life insurance benefits. Under the 401(k) plan, all eligible participants, including our executives, may voluntarily request that we reduce his or her pre-tax compensation by up to 10% (subject to certain special limitations) and contribute such amounts to a trust. We typically contribute an amount equal to 50% of the first 7% of the amount that each participant contributed under this plan. We do not provide pension arrangements or post-retirement health coverage for our executives or employees. We also do not provide any nonqualified defined contribution or other deferred compensation plans.

Change in Control and Post-Termination Severance Arrangements

Change in Control Arrangements. To encourage continuity, stability and retention when considering the potential disruptive impact of an actual or potential corporate transaction, we have established change in control arrangements, including provisions in our stock incentive plans and written employment agreements with our executives. These arrangements are designed to incentivize our executives to remain with NTIC in the event of a change in control or potential change in control.

Under the terms of our stock incentive plans and the individual award documents provided to recipients of awards under those plans, all stock options become immediately vested and exercisable upon the completion of a change in control of NTIC. For more information, see “—Potential Payments Upon Termination or Change in Control—Change in Control Arrangements.” Thus, the immediate vesting of stock options is triggered by the change in control, itself, and thus is known as a “single trigger” change in control arrangement. We believe these “single trigger” equity acceleration change in control arrangements provide important retention incentives during what can often be an uncertain time for executives. They also provide executives with additional monetary motivation to focus on and complete a transaction that the Board of Directors believes is in the best interests of our stockholders rather than to seek new employment opportunities. If an executive were to leave before the completion of the change in control, non-vested options held by the executive would terminate.

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In addition, we have entered into employment agreements with our named executive officers to provide certain payments and benefits in the event of a change in control, which are payable only in the event their employment is terminated in connection with the change in control (“double-trigger” provisions). These change in control protections provide consideration to executives for certain restrictive covenants that apply following termination of employment and provide continuity of management in connection with a threatened or actual change in control transaction. If an executive’s employment is terminated without “cause” or by the executive for “good reason” (as defined in the employment agreements) within 24 months following a change in control, the executive will be entitled to receive a lump sum payment equal to two times, in the case of the CEO, and one and one-half times, in the case of the CFO, his average total annual compensation for the two most recently completed fiscal years. The average total annual compensation will be determined based on the calculation used to determine total compensation in the Summary Compensation Table. Accordingly, it will not include equity gains; only, the grant date fair value of equity grants. Additionally, each of the CEO and CFO is eligible to receive a pro rata portion of the target bonus that the executive otherwise would have been eligible to receive under our bonus plan for the fiscal year during which the executive’s employment is terminated, with such pro rata portion based on the number of completed months during the fiscal year that the executive was employed with NTIC. These arrangements, and a quantification of the payment and benefits provided under these arrangements, are described in more detail under “—Potential Payments Upon Termination or Change in Control—Change in Control Arrangements.” Other than the immediate acceleration of equity-based awards, which we believe aligns our executives’ interests with those of our stockholders by allowing executives to participate fully in the benefits of a change in control as to all of their equity, in order for a named executive officer to receive any other payments or benefits as a result of a change in control of NTIC, there must be a termination of the executive’s employment, either by us without cause or by the executive for good reason. The termination of the executive’s employment by the executive without good reason will not give rise to additional payments or benefits either in a change in control situation or otherwise. Thus, these additional payments and benefits will not just be triggered by a change in control, but also will require a termination event not within the control of the executive, and thus are known as “double trigger” change in control arrangements. As opposed to the immediate acceleration of stock options, we believe that other change in control payments and benefits should properly be tied to termination following a change in control, given the intent that these amounts provide economic security to ease the executive’s transition into new employment.

We believe these change in control arrangements are an important part of our executive compensation program in part because they mitigate some of the risk for executives working in a smaller company where there is a meaningful risk that NTIC may be acquired. Change in control benefits are intended to attract and retain qualified executives who, absent these arrangements and in anticipation of a possible change in control of NTIC, might consider seeking employment alternatives to be less risky than remaining with NTIC through the transaction. We believe that relative to NTIC’s overall value, our potential change in control benefits are relatively small. We also believe that the form and amount of these change in control benefits are fair and reasonable to both NTIC and our executives. The Compensation Committee reviews our change of control arrangements periodically to ensure that they remain necessary and appropriate.

Other Severance Arrangements. Each of our named executive officers is entitled to receive severance benefits upon certain other qualifying terminations of employment, other than a change in control, pursuant to the provisions of such executive’s employment agreement. These severance arrangements are primarily intended to retain our executives and provide consideration to those executives for certain restrictive covenants that apply following termination of employment. Additionally, we entered into the employment agreements because they provide us valuable protection by subjecting the executives to restrictive covenants that prohibit the disclosure of confidential information during and following their employment and limit their ability to engage in competition with us or otherwise interfere with our business relationships following their termination of employment. For more information on our employment agreements and severance arrangements with our named executive officers, see the discussions below under “—Summary Compensation—Employment Agreements” and “—Potential Payments Upon a Termination or Change in Control.”

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We believe that the form and amount of these severance benefits are fair and reasonable to both NTIC and our executives. The Compensation Committee reviews our severance arrangements periodically to ensure that they remain necessary and appropriate.

Hedging and Pledging Policies

Our insider trading policy prohibits NTIC directors, officers, employees, consultants and their immediate family members, other household members and controlled entities from engaging in hedging or monetization transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of NTIC securities, including, without limitation, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, our insider trading policy limits the ability of the individuals listed above to pledge NTIC securities. NTIC securities may only be pledged in an insignificant manner if the individual has a compelling reason for the pledge and is able to demonstrate the financial capacity to repay the loan without resort to the pledged securities. The proposed transaction must be submitted at least two weeks prior to its proposed execution in order for the Chief Financial Officer to review and approve the transaction.

Clawback Policy

In August 2018, we adopted a clawback policy pursuant to which we may recover certain incentive compensation from current or former executive officers in the event a financial metric used to determine the vesting or payment of incentive compensation to an executive was calculated incorrectly or the executive engaged in egregious conduct that is substantially detrimental to NTIC.

Summary of Cash and Other Compensation

The table below provides summary information concerning all compensation awarded to, earned by or paid to named executive officers. G. Patrick Lynch, our President and Chief Executive Officer, serves as our principal executive officer, and Matthew C. Wolsfeld, our Chief Financial Officer and Corporate Secretary, serves as our principal financial officer. Mr. Lynch and Mr. Wolsfeld are the only two individuals who have been designated by our Board of Directors as “executive officers” of NTIC.

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SUMMARY COMPENSATION TABLE – FISCAL 2020

Name and Principal Position	Fiscal Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
G. Patrick Lynch	2020	$435,392	$249,854	$56,026	$13,102	$754,374
President and Chief Executive Officer	2019	428,958	248,776	182,342	13,102	873,178
Matthew C. Wolsfeld	2020	321,811	184,675	41,410	12,875	560,771
Chief Financial Officer and Corporate Secretary	2019	317,056	183,878	134,775	12,875	648,584

__________________________

(1)	On September 1, 2019, each of the named executive officers was granted a stock option under the Northern Technologies International Corporation 2019 Stock Incentive Plan. We refer you to the information under the heading “Compensation Review—Elements of Our Executive Compensation Program—Long-Term Equity-Based Incentive Compensation” for a discussion of the option grants and their terms. The amounts reflected in the column entitled “Option Awards” for each officer represent the aggregate grant date fair value for the option awards, as computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on a Black-Scholes option pricing model. The grant date fair value per share for the options granted on September 1, 2019 was $4.26 and was determined using the following specific assumptions: risk free interest rate: 1.40%; expected life: 10.0 years; expected volatility: 45.2%; and expected dividend yield: 0%.
(2)	The amounts reflected in the column entitled “Non-Equity Incentive Plan Compensation” reflect the cash amount of bonus earned by each of the officers in consideration for their fiscal 2020 and 2019 performance, respectively, but paid to such officers during fiscal 2021 and 2020, respectively. We refer you to the information under “Compensation Review—Elements of Our Executive Compensation Program—Annual Incentive Compensation” for a discussion of the factors taken into consideration by the Board of Directors, upon recommendation of the Compensation Committee, in determining the amount of bonus paid to each named executive officer.
(3)	The amounts shown in the column entitled “All Other Compensation” for fiscal 2020 include the following with respect to each named executive officer:
Name	401(k) Match	Personal Use of Auto
G. Patrick Lynch	$8,750	$4,352
Matthew C. Wolsfeld	8,750	4,125

Outstanding Equity Awards at Fiscal Year End

The table set forth below provides information regarding stock options for each of our named executive officers that remained outstanding at August 31, 2020. Note that because of the grant date, the table set forth below does not reflect option grants on September 1, 2020. We did not have any equity incentive plan awards or stock awards outstanding at August 31, 2020. Share and per share data have been adjusted to reflect our two-for-one stock split that was effective June 28, 2019.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END—FISCAL 2020

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
G. Patrick Lynch	6,724	0		$5.125	11/15/2022
	13,450	0		5.125	11/15/2022
	16,650	0		5.125	11/15/2022
	11,610	0		7.35	08/31/2023
	10,488	0		10.05	08/31/2024
	14,574	0		7.43	08/31/2025
	16,072	0		6.70	08/31/2026
	7,803	3,901	(2)	9.18	08/31/2027
	27,596	0		18.23	08/31/2028
	0	58,651	(3)	10.80	08/31/2029

Matthew C. Wolsfeld	4,970	0		5.125	11/15/2022
	9,942	0		5.125	11/15/2022
	12,306	0		5.125	11/15/2022
	8,582	0		7.35	08/31/2023

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	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
	7,752	0		10.05	08/31/2024
	10,772	0		7.43	08/31/2025
	11,880	0		6.70	08/31/2026
	5,767	2,883	(2)	9.18	08/31/2027
	20,396	0		18.23	08/31/2028
	0	43,351	(3)	10.80	08/31/2029

__________________________

(1)	All options described in this table were granted under the Northern Technologies International Corporation 2019 Stock Incentive Plan or the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan. Under these plans, upon the occurrence of a change in control, the unvested and unexercisable options will be accelerated and become fully vested and immediately exercisable as of the date of the change in control. For more information, we refer you to the discussion below under “—Stock Incentive Plans.”
(2)	These options vested over a three-year period, with one-third of the underlying shares vesting on each of September 1, 2018, 2019 and 2020 so long as the individual remains an employee of NTIC as of such date.
(3)	These options vested on September 1, 2020, the one-year anniversary of the grant date.

Stock Incentive Plans

We have two stock incentive plans under which stock options are currently outstanding: the Northern Technologies International Corporation 2019 Stock Incentive Plan and the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan. However, future stock incentive awards may only be granted under the Northern Technologies International Corporation 2019 Stock Incentive Plan. Under the terms of the 2019 plan, our named executive officers, in addition to other employees and individuals, are eligible to receive stock-based compensation awards, such as stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards, and other stock-based awards. To date, only incentive and non-statutory stock options have been granted under the plan. The plan contains both an overall limit on the number of shares of our common stock that may be issued, as well as individual limits for non-employee directors and other grant limits.

Incentive stock options must be granted with a per share exercise price equal to at least the fair market value of a share of our common stock on the date of grant. For purposes of the plan, the fair market value of our common stock is the mean between the reported high and low sale price of our common stock, as reported by the Nasdaq Global Market. We generally set the per share exercise price of all stock options granted under the plan at an amount equal to the fair market value of a share of our common stock on the date of grant.

Except in connection with certain specified changes in our corporate structure or shares, the Board of Directors or Compensation Committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price, cancelling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price, or other incentive awards, or repurchasing the underwater options or stock appreciation rights and granting new incentive awards under the plan. For purposes of the plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price.

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We generally provide for the vesting of stock options in equal annual installments over a three-year period commencing on the one-year anniversary of the date of grant for employees and in full on the one-year anniversary of the date of grant for directors. We generally provide for option terms of ten years.

Optionees may pay the exercise price of stock options in cash, except that the Compensation Committee may allow payment to be made (in whole or in part) by (1) using a broker-assisted cashless exercise procedure pursuant to which the optionee, upon exercise of an option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of our common stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the option and/or any related withholding tax obligations and remit such sums to us and directs us to deliver stock certificates to be issued upon such exercise directly to such broker or dealer; or (2) using a cashless exercise procedure pursuant to which the optionee surrenders to us shares of our common stock either underlying the option or that are otherwise held by the optionee.

Under the terms of the plan, unless otherwise provided in a separate agreement or amended in connection with an optionee’s termination of employment, if a named executive officer’s employment or service with NTIC terminates for any reason, the unvested portion of the options held by such officer will immediately terminate, and the executive’s right to exercise the then vested portion of the options will:

•	immediately terminate if the executive’s employment or service relationship with NTIC terminates for “cause”;

•	continue for a period of 12 months if the executive’s employment or service relationship with NTIC terminates as a result of the executive’s death, disability or retirement; or

•	continue for a period of three months if the executive’s employment or service relationship with NTIC terminates for any reason, other than for cause or upon death, disability or retirement.

As set forth in the plan, the term “cause” is as defined in any employment or other agreement or policy applicable to the named executive officer or, if no such agreement or policy exists, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to us or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the overall duties, or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with us or any subsidiary.

Under the terms of the plan, if a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with NTIC, all rights of the participant under the plan and any incentive award agreements then held by the participant will terminate and be forfeited without notice of any kind, and the committee may rescind the exercise, vesting or issuance of, or payment in respect of, any incentive awards of the participant that were exercised, vested or issued, or as to which such payment was made, and require the participant to pay any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment. Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action. An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of NTIC or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

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As described in more detail under “—Post-Termination Severance and Change in Control Arrangements” if there is a change in control of NTIC, then, under the terms of agreements evidencing options granted to our named executive officers and other employees under the plan, all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the executive to whom such options have been granted remains in the employ or service of us or any of our subsidiaries.

Post-Termination Severance and Change in Control Arrangements

We have entered into employment agreements with G. Patrick Lynch, NTIC’s President and Chief Executive Officer, and Matthew C. Wolsfeld, NTIC’s Chief Financial Officer and Corporate Secretary. Although each executive’s employment with NTIC remains “at will,” the employment agreements provide each executive with certain severance benefits in the event the executive’s employment is terminated by us without “cause” or by the executive for “good reason” and the executive executes and does not revoke a separation agreement and a release of all claims.

If an executive’s employment is terminated by us without “cause” or by the executive for “good reason,” in addition to any accrued but unpaid salary and benefits through the date of termination, the executive will be entitled to a severance cash payment from us in an amount equal to two times (one and one-half times, in the case of Mr. Wolsfeld) the executive’s average total annual compensation for the two most recently completed fiscal years. The average total annual compensation will be determined based on the calculation used to determine total compensation in the Summary Compensation Table. Accordingly, it will not include equity gains; only, the grant date fair value of equity grants. Additionally, the CEO and CFO are eligible to receive a pro rata portion of the target bonus that the executive otherwise would have been eligible to receive under our bonus plan for the fiscal year during which the executive’s employment is terminated, with such pro rata portion based on the number of complete months during the fiscal year that the executive was employed with NTIC. The severance payment will be paid in several installments in the form of salary continuation in accordance with our normal payroll practices over a 24-month period (18-month period, in the case of Mr. Wolsfeld). If, however, the termination event occurs within 24 months after a change in control of NTIC, the severance payment will be paid in one lump sum. If the executive is eligible for and timely elects continued coverage under our group medical plan, group dental plan and/or group vision plan pursuant to Section 4980B of the Internal Revenue Code of 1986, as amended (referred to as “COBRA”), for each of the first 18 months of the COBRA continuation period, we also will reimburse the executive in an amount equal to the difference between the amount the executive pays for such COBRA continuation coverage each month and the amount paid by a full-time active employee each month for the same level of coverage elected by the executive. In addition, all outstanding and unvested options to purchase shares of our common stock and other stock incentive awards granted to the executive under our stock incentive plan will become immediately vested and exercisable.

Under the employment agreements, “cause” is defined as (i) the executive’s material breach of any of the executive’s obligations under the employment agreement or the executive’s willful and continued failure or refusal to perform his duties, responsibilities and obligations as an executive officer of NTIC, for reasons other than the executive’s disability, to the satisfaction of the Board of Directors; (ii) the executive’s commission of an act of dishonesty, fraud, embezzlement, misappropriation, or intentional and deliberate injury or material breach of fiduciary duty, or material breach of the duty of loyalty related to or against us or our business, or any unlawful or criminal activity of a serious nature involving any felony, or conviction by a court of competent jurisdiction of, or pleading guilty or nolo contendere to, any felony or any crime involving moral turpitude; or (iii) the existence of any court order or settlement agreement prohibiting the executive’s continued employment with NTIC.

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“Good reason” is defined as (i) a material diminution in the executive’s authority, duties or responsibilities; (ii) a material diminution in the executive’s annual base salary; (iii) a material change in the geographic location at which we require the executive to provide services, except for travel reasonably required in the performance of the executive’s responsibilities; or (iv) any action or inaction that constitutes a material breach by us of the employment agreement.

“Change in control” has the meaning assigned to such term in our stock incentive plan as in effect from time to time to the extent such change in control is a “change of control event” as defined under Code Section 409A and applicable Internal Revenue Service regulations. Under the terms of our stock incentive plan, a “change in control” means:

•	the sale, lease, exchange or other transfer of all or substantially all of our assets to a corporation that is not controlled by us;

•	the approval by our stockholders of any plan or proposal for our liquidation or dissolution;

•	certain merger or business combination transactions;

•	more than 40% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

•	certain changes in the composition of our Board of Directors.

If a change in control of NTIC had occurred on August 31, 2020, the number of options indicated in the table below held by each of our named executive officers would have been automatically accelerated and exercisable. The estimated value of the automatic acceleration of the vesting of unvested stock options held by a named executive officer as of August 31, 2020 is also indicated in the table below and is based on the difference between: (i) the market price of the shares of our common stock underlying the unvested stock options held by such officer as of August 31, 2020 (based on the closing sale price of our common stock on the last trading day of fiscal 2020, August 30, 2020 — $8.31), and (ii) the exercise price of the options. As of August 30, 2020, all unvested options are out-of-the money.

Executive Officer	Number of Unvested Options Subject to Automatic Acceleration	Estimated Value of Automatic Acceleration of Vesting
G. Patrick Lynch	62,552	$0
Matthew C. Wolsfeld	46,234	0

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If the employment of our named executive officers was terminated as of August 31, 2020, they would have been entitled to the following compensation and benefits, depending upon the applicable triggering event:

		Triggering Event
Executive Officer	Type of Payment	Voluntary/ For Cause Termination	Involuntary Termination without Cause	Qualifying Change in Control Termination	Death	Disability
G. Patrick Lynch	Cash severance(1)	$0	$1,627,552	$1,627,552	$0	$0
	Benefits continuation(2)	0	29,940	29,940	0	0
	Equity acceleration(3)	0	0	0	0	0
	Total:	$0	$1,657,492	$1,657,492	$0	$0

Matthew C. Wolsfeld	Cash severance(1)	$0	$907,016	$907,016	$0	$0
	Benefits continuation(2)	0	29,940	29,940	0	0
	Equity acceleration(3)	0	0	0	0	0
	Total:	$0	$936,956	$936,956	$0	$0

__________________________

(1)	Represents the value of two times (one and one-half times, in the case of Mr. Wolsfeld) the executive’s average total annual compensation for the two most recently completed fiscal years. Does not include a pro rata portion of the target bonus that the executive otherwise would have been eligible to receive under our bonus plan for the fiscal year during which the executive’s employment is terminated, since in light of the assumed termination date of August 31, 2020, the last day of the fiscal year, such bonus would have been earned.
(2)	Represents the value of medical, dental and vision benefit continuation for each executive and their family for 18 months following the executive’s termination.
(3)	Represents the value of acceleration of all unvested shares that are subject to options, based on the difference between the closing sale price of $8.31 per share as of the last trading day of fiscal 2020, August 30, 2020, and the exercise price. As of August 30, 2020, all unvested options are out-of-the money.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as one of our officers or employees at any time. Except as otherwise disclosed in this proxy statement, no member of the Compensation Committee has had any relationship with NTIC requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served as a director, or member of the compensation committee (or other committee serving an equivalent function), of an organization that has an executive officer also serving as a member of our Board of Directors or Compensation Committee.

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RELATED PERSON RELATIONSHIPS AND TRANSACTIONS

________________

Introduction

Below under “—Description of Related Party Transactions” is a description of transactions that have occurred during the past fiscal year, or any currently proposed transactions, to which we were or are a participant and in which:

•	the amounts involved exceeded or will exceed the lesser of: $120,000 or one percent (1%) of the average of our total assets at year end for the last two completed fiscal years; and

•	a related person (including any director, director nominee, executive officer, holder of more than 5% of our common stock or any member of their immediate family) had or will have a direct or indirect material interest.

These transactions are referred to as “related party transactions.”

Procedures Regarding Approval of Related Party Transactions

As provided in our Corporate Governance Guidelines, the Audit Committee will review, approve or ratify reportable related party transactions by use of the following procedures:

•	NTIC’s Chief Financial Officer, with the assistance of NTIC’s legal counsel, will evaluate the disclosures provided in the director and officer questionnaires and from data obtained from NTIC’s records for potential related person transactions.

•	Management will periodically, but no less than annually, report to the Audit Committee on all related person transactions that occurred since the beginning of the prior fiscal year or that it believes will occur in the next year. Such report should include information as to (i) the related person’s relationship to NTIC and interest in the transaction; (ii) the material facts of the transaction; (iii) the benefits to NTIC of the transaction; and (iv) an assessment of whether the transaction is (to the extent applicable) in the ordinary course of business, at arm’s length, at prices and on terms customarily available to unrelated third party vendors or customers generally, and whether the related party had any direct or indirect personal interest in, or received any personal benefit from, such transaction.

•	Taking into account the factors listed above, and such other factors and information as the Audit Committee may deem appropriate, the Audit Committee will determine whether or not to approve or ratify (as the case may be) each related party transaction so identified.

•	Transactions in the ordinary course of business, between NTIC and an unaffiliated corporation of which a non-employee director of NTIC serves as an officer, that meet the below criteria are deemed conclusively pre-approved:

o	at arm’s length;

o	at prices and on terms customarily available to unrelated third party vendors or customers generally;

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o	in which the non-employee director had no direct or indirect personal interest, nor received any personal benefit; and

o	in amounts that are not material to NTIC’s business or the business of such unaffiliated corporation.

Description of Related Party Transactions

Please see “Director Compensation” and “Executive Compensation” for information regarding a consulting agreement we have with one of our current directors and the other compensation arrangements with our directors and executive officers.

G. Patrick Lynch is the President and Chief Executive Officer of NTIC. Inter Alia Holding Company owns 13.2% of the total voting power of NTIC. According to a Schedule 13D/A filed with the SEC on October 22, 2019, Inter Alia Holding Company is an entity of which Mr. Lynch is a 47% stockholder. Mr. Lynch shares equal voting and dispositive power over such shares with three other members of his family. Inter Alia Holding Company’s address is 23205 Mercantile Road, Beachwood, Ohio 44122.

We have entered into agreements with all of our directors and executive officers under which we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our directors or executive officers. We will be obligated to pay these amounts only if the director or executive officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we will be obligated to pay these amounts only if the director or executive officer had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

NTIC has not identified any arrangements or agreements relating to compensation provided by a third party to NTIC’s directors or director nominees in connection with their candidacy or board service as required to be disclosed pursuant to Nasdaq Rule 5250(b)(3).

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR
2022 ANNUAL MEETING OF STOCKHOLDERS

________________

Stockholder Proposals for 2022 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials relating to the 2022 Annual Meeting of Stockholders must submit their proposals so that they are received by us at our principal executive offices no later than the close of business on August 2, 2021, unless the date of the meeting is delayed by more than 30 calendar days. The proposals must satisfy the requirements of the proxy rules promulgated by the SEC and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any other stockholder proposals to be presented at the 2022 Annual Meeting of Stockholders (other than a matter brought pursuant to SEC Rule 14a-8) must be given in writing to our Corporate Secretary and must be delivered to or mailed to and received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the 2021 Annual Meeting of Stockholders; provided, however, that in the event that the 2022 Annual Meeting of Stockholders is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. The proposal must contain specific information required by our Amended and Restated Bylaws, a copy of which may be obtained by writing to our Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in our Amended and Restated Bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the Chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations for 2022 Annual Meeting

In accordance with procedures set forth in our Bylaws, NTIC stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed to and received at NTIC’s principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. The notice must set forth, among other things:

•	the nominee’s name, age, business address, residence address and record address;

•	the nominee’s principal occupation or employment;

•	the class and number of shares of NTIC capital stock which are beneficially owned by the nominee;

•	signed consent to serve as a director of NTIC; and

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•	any other information concerning the nominee required under the rules of the SEC in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with the procedural requirements set forth in NTIC’s Bylaws. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

COPIES OF FISCAL 2020 ANNUAL REPORT

________________

We have sent or made electronically available to each of our stockholders a copy of our annual report on Form 10-K (without exhibits) for the fiscal year ended August 31, 2020. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: Northern Technologies International Corporation, 4201 Woodland Road, Circle Pines, Minnesota 55014, Attention: Stockholder Information.

_________________________

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, vote your shares of NTIC common stock by the Internet or telephone, or request a paper proxy card to sign, date and return by mail so that your shares may be voted.

By Order of the Board of Directors,

Richard J. Nigon
Chairman of the Board

November 30, 2020
Circle Pines, Minnesota

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

AMENDED AND RESTATED 2019 STOCK INCENTIVE PLAN

(As proposed to be amended on January 15, 2021)

1.            Purpose of Plan.

The purpose of the Northern Technologies International Corporation 2019 Stock Incentive Plan (this “Plan”) is to advance the interests of Northern Technologies International Corporation (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives. The original version of this Plan initially became effective upon its approval by the Company’s stockholders on January 18, 2019 (the “Initial Effective Date”) and at that time replaced the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan (the “Prior Plan”); provided, however, that awards outstanding under the Prior Plan as of the Initial Effective Date remained outstanding in accordance with their terms. After the Initial Effective Date, no more grants of awards were be made under the Prior Plan. This Plan has been approved by the Board and shall become effective upon approval by the stockholders of the Company on January 15, 2021 or such later date as this Plan is approved by the Company’s stockholders (the “Effective Date”).

2.            Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1.             “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective employees, independent contractors, customers, prospective customers and vendors.

2.2.             “Board” means the Board of Directors of the Company.

2.3.             “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.4.             “Cause” means (a) “Cause” as defined in any Individual Agreement; or (b) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any Subsidiary, (c) any unlawful or criminal activity of a serious nature, (d) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (e) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

2.5.             “Change in Control” means an event described in Section 14.1 of this Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined in Section 409A of the Code and the regulations and rulings issued thereunder.

2.6.             “Code” means the Internal Revenue Code of 1986, as amended (including, when the context requires, all regulations, interpretations and rulings issued thereunder).

2.7.             “Committee” means the group of individuals administering this Plan, as provided in Section 3 of this Plan.

2.8.             “Common Stock” means the common stock of the Company, par value $0.02 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of this Plan.

2.9.             “Disability” means, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.10.          “Dividend Equivalents” means a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant, subject to Section 11 of this Plan and any other provision of this Plan and which Dividend Equivalents may be subject to the same conditions and restrictions as the Incentive Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both.

2.11.          “Effective Date” means January 15, 2021 or such later date as this Plan is approved by the Company’s stockholders.

2.12.          “Eligible Recipients” means (a) for the purposes of granting Incentive Stock Options, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and (b) for the purposes of granting Non-Statutory Stock Options and other Incentive Awards, all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and any non-employee directors, consultants, advisors and independent contractors of the Company or any Subsidiary; provided, however, that an Eligible Recipient shall not include any person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company or any Subsidiary that are in connection with the offer and sale of the Company’s securities in a capital raising transaction or directly or indirectly promote or maintain a market for the Company’s securities.

2.13.          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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2.14.          “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the mean between the reported high and low sale prices of the Common Stock as of such date during the regular daily trading session, as reported on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Stock Market, the New York Stock Exchange, NYSE American or any other national securities exchange on which the Common Stock is then listed or quoted (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the mean between the reported high and low sale prices as of such date during the regular daily trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.15.          “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award or Other Stock-Based Award granted to an Eligible Recipient pursuant to this Plan.

2.16.          “Incentive Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of an Incentive Award, including any amendment or modification thereof.

2.17.          “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.18.          “Individual Agreement” means any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries.

2.19.          “Initial Effective Date” means January 18, 2019.

2.20.          “Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries.

2.21.          “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option.

2.22.          “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.23.          “Other Stock-Based Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 10 of this Plan.

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2.24.          “Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

2.25.          “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Criteria during a specified performance period or the achievement of other objectives during a specified period.

2.26.          “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, including, without limitation, net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

2.27.          “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise or vesting of such Incentive Award.

2.28.          “Prior Plan” means the Northern Technologies International Corporation Amended and Restated 2007 Stock Incentive Plan.

2.29.          “Restricted Stock Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that are subject to restrictions on transferability and a risk of forfeiture imposed by the provisions of such Section 8.

2.30.          “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.31.          “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of this Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination/termination of employment or if the Company does not have any such retirement/pension plan or practice, service at age 55 or older and completion of at least 10 years of continuous service.

2.32.          “Securities Act” means the Securities Act of 1933, as amended.

2.33.          “Separation from Service” has the meaning set forth in Section 12.4(c) of this Plan.

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2.34.          “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and a specified exercise price of such shares.

2.35.          “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.36.          “Tax Date” means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

2.37.          Tax Laws” has the meaning set forth in Section 21.9 of this Plan.

3.            Plan Administration.

3.1.             The Committee. This Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering this Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and who are “independent directors” under the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in this Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under this Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under this Plan in its sole and absolute discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

3.2.             Authority of the Committee.

(a)                In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(i)                 To designate the Eligible Recipients to be selected as Participants;

(ii)              To determine the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of an Incentive Award Agreement;

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(iii)            To determine the time or times when Incentive Awards will be granted;

(iv)             To determine the duration of each Incentive Award;

(v)               To determine the terms, restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;

(vi)             To pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both;

(vii)          To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(viii)        To determine Fair Market Value in accordance with Section 2.14 of this Plan;

(ix)             To amend this Plan or any Incentive Award Agreement, as provided in this Plan;

(x)               To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(xi)             To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

(xii)          To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(xiii)        To determine whether Incentive Awards will be adjusted for Dividend Equivalents; and

(xiv)         To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

(b)                Subject to Section 3.2(d) of this Plan, the Committee will have the authority under this Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares of Common Stock or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

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(c)                In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by this Plan as then in effect.

(d)                Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price; or (C) other Incentive Awards; or (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d), an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or Stock Appreciation Right.

(e)                In addition to the authority of the Committee under Section 3.2(a) of this Plan and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee shall have no authority, however, to take action pursuant to this Section 3.2(e) of this Plan: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1 of this Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of this Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price less than 100% of the Fair Market Value of one share of Common Stock on the date of grant in violation of Section 6.2 or 7.2 of this Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

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4.            Shares Available for Issuance.

4.1.             Maximum Number of Shares Available; Incentive Award and Non-Employee Director Compensation Limitations. Subject to adjustment as provided in Section 4.3 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:

(a)                1,600,000;

(b)                the number of shares of Common Stock subject to Incentive Awards outstanding under the Prior Plan as of the Initial Effective Date but only to the extent that such outstanding Incentive Awards are forfeited, expire or otherwise terminate without the issuance of such shares of Common Stock;

(c)                the number of shares issued or Incentive Awards granted under this Plan in connection with the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Company and/or any Subsidiary(ies) acquiring, merging or consolidating with another entity; and

(d)                the number of shares that are unallocated and available for grant under a stock plan assumed by the Company or any Subsidiary(ies) in connection with the merger, consolidation, or acquisition of another entity by the Company and/or any of its Subsidiaries, based on the applicable exchange ratio and other transaction terms, but only to the extent that such shares may be utilized by the Company or its Subsidiaries following the transaction pursuant to the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

Notwithstanding any other provisions of this Plan to the contrary, (i) no more than 1,600,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan; (ii) no more than 800,000 shares of Common Stock may be issued or issuable under this Plan in connection with the grant of Incentive Awards, other than Options or Stock Appreciation Rights; and (iii) the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Incentive Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $200,000 (increased to $250,000 with respect to any Non-Employee Director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a Non-Employee Director's initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement). All of the foregoing share limits are subject, in each case, to adjustment as provided in Section 4.3 of this Plan. The limit in clause (ii) will not apply, however, to the extent Incentive Awards are granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms, nor will any Incentive Stock Options issued in any such assumption or substitution pursuant to applicable provisions of the Code count towards the limit in clause (i).

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4.2.             Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that; (a) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of this Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of this Plan will not again become available for issuance under this Plan; and (b) the full number of shares of Common Stock subject to a Stock Appreciation Right granted that are settled by the issuance of shares of Common Stock will be counted against the shares authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under this Plan. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.4 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.1 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares of Common Stock available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan or under the Prior Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.

4.3.             Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under this Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.            Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

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6.            Options.

6.1.             Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

6.2.             Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant (or 110% of the Fair Market Value of one share of Common Stock on the date of grant of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under this Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.3.             Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.4.             Payment of Exercise Price.

(a)                The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); or (iv) by a combination of such methods. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Incentive Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

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(b)                In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of this Plan.

(c)                Previously Acquired Shares tendered or covered by an attestation as payment of an Option exercise price will be valued at their Fair Market Value on the exercise date.

6.5.             Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement relating to such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Circle Pines, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of this Plan.

6.6.             Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

7.            Stock Appreciation Rights.

7.1.             Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii).

7.2.             Exercise Price. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except as provided in Section 7.4 of this Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under this Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the exercise price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

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7.3.             Exercisability and Duration. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of this Plan. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.4.             Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have an exercise price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.            Restricted Stock Awards and Restricted Stock Units.

8.1.             Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards or Restricted Stock Units under this Plan, and such Incentive Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the date of grant of the Restricted Stock Units and will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards or Restricted Stock Units as it deems appropriate, including, without limitation, (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2.             Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of this Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting rights to any Restricted Stock Units granted hereunder.

8.3.             Dividends and Distributions.

(a)                Unless the Committee determines otherwise in its sole discretion (either in an Incentive Award Agreement at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

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(b)                Unless the Committee determines otherwise in its sole discretion (either in a Participant’s Incentive Award Agreement or at any time after the grant of the Restricted Stock Unit), to the extent permitted or required by applicable law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stok while the Restricted Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restricted as the Restricted Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units receive any Dividend Equivalents on such Restricted Stock Units until the vesting provisions of such Restricted Stock Units lapse.

8.4.             Enforcement of Restrictions on Restricted Stock Awards. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

9.            Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Performance Award under a Company or Subsidiary deferred compensation plan.

10.          Other Stock-Based Awards.

An Eligible Recipient may be granted one or more Other Stock-Based Awards under this Plan, and such Other-Stock Based Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Other-Stock Based Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States; provided, however, that in all cases payment of the Other Stock-Based Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to an Other Stock-Based Award under a Company or Subsidiary deferred compensation plan.

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11.          Dividend Equivalents

Subject to the provisions of this Plan and any Incentive Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award, to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right; and further, no dividends or Dividend Equivalents will be paid out with respect to any unvested Incentive Awards, including Performance Awards.

12.          Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement or the terms of an Individual Agreement or determined by the Committee pursuant to Section 12.3 of this Plan.

12.1.          Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)                All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate.

(b)                All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                All outstanding but unpaid and non-vested Restricted Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

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12.2.          Termination for Reasons Other than Death, Disability or Retirement. In the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)                All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)                All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)                All outstanding but unpaid and non-vested Restricted Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

12.3.          Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then held by such Participant to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service (but not beyond the earlier of the original maximum term of such Option or Stock Appreciation Right or ten (10) years from the original date of grant of such Option or Stock Appreciation Right), and Restricted Stock Awards, Restricted Stock Units, Performance Awards or Other Stock-Based Awards then held by such Participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; and (ii) any such action adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of this Plan).

12.4.          Determination of Termination of Employment or Other Service.

(a)                The change in a Participant’s status from that of an employee of the Company or any Subsidiary to that of a non-employee consultant, director or advisor of the Company or any Subsidiary will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)                The change in a Participant’s status from that of a non-employee consultant, director or advisor of the Company or any Subsidiary to that of an employee of the Company or any Subsidiary will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an employee of the Company or its Subsidiaries until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

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(c)                Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution or forfeiture of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”) and a Separation from Service shall constitute a termination of employment or other service.

12.5.          Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 12, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (a) all rights of the Participant under this Plan and any Incentive Award Agreements then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of share certificates upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an Incentive Award Agreement, this Section 12.5 will not apply to any Participant following a Change in Control.

12.6.          Forfeiture of Incentive Awards. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Section 12, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any Incentive Award received by such individual under this Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover the amount of any Incentive Award received as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other clawback, forfeiture or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which the shares of Common Stock are then listed or traded. In addition, all Incentive Awards under this Plan will be subject to forfeiture or other penalties pursuant to any clawback or forfeiture policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

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13.          Payment of Withholding Taxes.

13.1.          General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to tax withholding obligations that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date. When withholding for taxes is effected under this Plan, it shall be withheld only up to an amount of tax withholding based on the maximum statutory tax rates in the Participant’s applicable tax jurisdictions or such other rate that will not trigger a negative accounting impact on the Company.

13.2.          Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 13.1 of this Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.          Change in Control.

14.1.          Definition of Change in Control. Unless otherwise provided in an Incentive Award Agreement or Individual Agreement, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following clauses shall have occurred. For purposes of this Section 14.1, a “Change in Control” of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of this Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of this Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of this Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the Effective Date of this Plan.

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14.2.          Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of this Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an Incentive Award Agreement at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Restricted Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the Incentive Award Agreement evidencing such Restricted Stock Units, Performance Awards and Other Stock-Based Awards.

14.3.          Cash Payment. In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of an Incentive Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Incentive Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Incentive Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Incentive Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

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14.4.          Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 of this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of this Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of this Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 of this Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of this Plan will be treated as “payments” arising under such separate agreement. provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.          Rights of Eligible Recipients and Participants; Transferability.

15.1.          Employment or Service. Nothing in this Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.2.          No Rights to Incentive Awards. No Participant or Eligible Recipient will have any claim to be granted any Incentive Award under this Plan.

15.3.          Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in this Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

15.4.          Restrictions on Transfer.

(a)                Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

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(b)                A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)                Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)                The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

15.5.          Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.          Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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17.          Deferred Compensation; Compliance with Section 409A.

It is intended that all Incentive Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Incentive Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable or forfeited under such Incentive Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Incentive Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Incentive Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six (6) months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Incentive Award, including by way of an Individual Agreement, will be made except and only to the extent permitted under Code Section 409A.

18.          Plan Amendment, Modification and Termination.

The Board may suspend or terminate this Plan or any portion thereof at any time. In addition to the authority of the Committee to amend this Plan under Section 3.2(e) of this Plan, the Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under this Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to this Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.3 of this Plan) or to modify Section 3.2(d) of this Plan. No termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 14 of this Plan. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan to any present or future law relating to plans of this or similar nature, and to the administration regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to the preceding sentence to any Incentive Award granted under this Plan without further consideration or action.

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19.          Substituted Awards.

The Committee may grant Incentive Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Incentive Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

20.          Effective Date and Duration of this Plan.

This Plan will be effective as of the Initial Effective Date and will terminate at midnight on the day before the tenth (10th) anniversary of the Initial Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of this Plan. Incentive Awards outstanding upon termination of this Plan may continue to be exercised, earned or become free of restrictions, according to their terms.

21.          Miscellaneous.

21.1.          Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

21.2.          Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

21.3.          Relationship to Other Benefits. Neither Incentive Awards made under this Plan nor shares of Common Stock paid pursuant to such Incentive Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

21.4.          Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

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21.5.          Governing Law; Venue. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise provided in an Incentive Award Agreement, recipients of an Incentive Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Minnesota to resolve any and all issues that may arise out of or relate to this Plan or any Incentive Award Agreement.

21.6.          Successors and Assigns. This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

21.7.          Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement granted under this Plan will be interpreted so that it is valid under the applicable law. If any provision of this Plan or any Incentive Award Agreement granted under this Plan is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

21.8.          Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

21.9.          No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Incentive Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Incentive Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

21.10.      Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or employee of the Company to whom authority was delegated in accordance with Section 3.1 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
4201 WOODLAND ROAD, P.O. BOX 69
CIRCLE PINES, MN 55014

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D26164-P46332

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NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect eight persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Nancy E. Calderon
02) Sarah E. Kemp
03) Soo-Keong Koh
04) Sunggyu Lee, Ph.D.
05) G. Patrick Lynch
06) Ramani Narayan, Ph.D.
07) Richard J. Nigon
08) Konstantin von Falkenhausen

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D26165-P46332

This proxy is solicited by the Board of Directors
NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
Annual Meeting of Stockholders
January 15, 2021

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby appoints Richard J. Nigon, G. Patrick Lynch and Matthew C. Wolsfeld, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Northern Technologies International Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Northern Technologies International Corporation, a Delaware corporation, to be held at Northern Technologies International Corporation Headquarters, 4201 Woodland Road, Circle Pines, Minnesota 55014, beginning at 11:00 a.m., local time, on Friday, January 15, 2021, for the purposes stated on the reverse side, and any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR THE APPROVAL OF PROPOSALS 2, 3 AND 4 IN THE DISCRETION OF THE PROXY HOLDER ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side